                                                                   Exhibit 10.15

                       HILLSIDE-AMPEX/SHERBORNE AGREEMENT

          This Hillside-Ampex/Sherborne Agreement ("Agreement") is made this lst day of December, 1994, effective as of the Effective Date (as hereinafter defined), by and among (i) Ampex Corporation ("Ampex") and each other member of the Ampex Group (as hereinafter defined), (ii) Hillside Capital Incorporated and each other member of the Limited Hillside Group (as hereinafter defined) and
(iii) Sherborne Holdings Incorporated ("Sherborne") and each other member of the Sherborne Group (as hereinafter defined).

                                    RECITALS

          WHEREAS, Ampex, f/k/a Ampex Incorporated, is the contributing sponsor, within the meaning of 29 U.S.C.Section 1301(a)(13), of the Employees' Retirement Plan of Ampex Corporation ("Systems Plan"); and

          WHEREAS, Ampex Media Holdings Incorporated ("Ampex Media") is the contributing sponsor, within the meaning of 29 U.S.C.Section 1301(a)(13), of the Ampex Media Corporation Retirement Plan ("Media Plan") (the Systems Plan and the Media Plan, together, the "Plans"); and

          WHEREAS, the Pension Benefit Guaranty Corporation ("PBGC") asserts that each of the following persons or entities (and each of their subsidiaries) is a member of a Controlled Group (as hereinafter defined) of which Ampex and/or Ampex Media is a member: Ampex Corporation; Xepma I Inc.; Xepma II Inc.; Xepma III Inc.; Xepma IV Inc.; NH Holding Incorporated; Sherborne Group Incorporated; Sherborne Holdings Incorporated; Buffalo Color Corporation; NH Bond Corp.; Newhill Partners, L.P.; Hillside Capital Incorporated; Hillside Industries Incorporated; Hillside Financial Incorporated; Hillside Delaware Incorporated;
T. Hillside C. Incorporated; Hillside Newspapers Incorporated; PLK Liquidating Corporation; Plaskon Products International Sales Corporation; Teepak International, Inc.; Teepak, Inc.; Teepak Plastics, Inc.; Teepak Acquisition Corp.; Teepak New Europe; Teepak International II, Inc.; Teepak International, Inc.; Teepak Investments, Inc.; Teepak Nederlands, B.V.; Teepak Produktie, N.V.; Teepak Industries, Inc.; and Bosley, B.V. (collectively, "Asserted Ampex Group"); and

          WHEREAS, Hillside Capital Incorporated, Hillside Industries Incorporated; Hillside Financial Incorporated; Hillside Delaware Incorporated;
T. Hillside C. Incorporated; Hillside Newspapers Incorporated; PLK Liquidating Corporation; Plaskon Products International Sales Corporation; Teepak International, Inc.; Teepak, Inc.; Teepak Plastics, Inc.; Teepak Acquisition Corp.; Teepak New Europe; Teepak International II, Inc.; Teepak International, Inc.; Teepak Investments, Inc.; Teepak Nederlands, B.V.; Teepak Produktie, N.V.; Teepak Industries, Inc.; and Bosley, B.V assert that they are not, collectively or separately, members of a Controlled Group of which Ampex or Ampex Media is a member; and

          WHEREAS, the PBGC asserts that if either or both of the Plans were to terminate under 29 U.S.C. Section 1341 or Section 1342, each entity in the Asserted Ampex Group would be jointly and severally liable as follows: (1) to PBGC for the liability described in 29 U.S.C. Section 1362(b); (2) to the trustee of such terminated Plan(s) for the liability described in 29 U.S.C.
Section 1362(c); and (3) to PBGC for the liability described in 29 U.S.C. Sections 1306-07 (collectively, "Pension Obligations"); and WHEREAS, as of March 1, 1994, the PBGC asserted that in the weeks and months after such date, events or transactions might have occurred, including but not limited to a proposed restructuring of the debt obligations of Ampex (then known as Ampex Incorporated) and the proposed reorganization of NH Holding Incorporated ("NHI") in its pending Chapter 11 case in the U.S. Bankruptcy Court for the District of Delaware, which could have resulted in one or more of the members of the Asserted Ampex Group ceasing to be a member of a Controlled Group of which Ampex and/or Ampex Media is a member and, therefore, ceasing to have joint and several liability for the Pension Obligations, if any; and

          WHEREAS, in view of the possibility that such an event or transaction might have occurred shortly after March 1, 1994, the PBGC considered initiating action to terminate either or both of the Plans under 29 U.S.C. Section 1342(a)(4); and

          WHEREAS, the PBGC and the entities in the Asserted Ampex Group entered into an agreement dated March 14, 1994 (the "Interim Agreement"), which provided, inter alia, that if an entity in the Asserted Ampex Group which was a
          ----- ----
party thereto was a member of a Controlled Group with Ampex and Ampex Media on the date of the Interim Agreement, such member would continue to be treated as a member of such Controlled Group through May 2, 1994 (the "Term of the Interim Agreement") in order to allow the parties to discuss the possibility of entering into an agreement that would alleviate certain concerns of the PBGC regarding a possible breakup of the Asserted Ampex Group; and

          WHEREAS, effective April 21, 1994, May 21, 1994, August 21, 1994, September 21, 1994, October 17, 1994 and November 17, 1994, the parties to the Interim Agreement (including NHI with respect to the April 2,1, 1994 agreement and otherwise excluding NHI) entered into successive agreements amending and extending the Term of the Interim Agreement, the last such extension being to and including November 22, 1994; and

          WHEREAS, effective May 21, 1994, June 27, 1994, August 15, 1994, September 20, 1994, October 19, 1994 and November 17, 1994, NHI and the PBGC entered into agreements parallel to those entered into by the other parties in the Interim Agreement and the successive extensions thereof; and

          WHEREAS, the PBGC, and each of the members of the Ampex Group, the Limited Hillside Group and the Sherborne Group have entered into a joint settlement agreement (the "Joint Settlement Agreement"), effective November 22, 1994, which may cease to be effective if this Agreement is not executed on or before December 1, 1994, and which provides, among other things, for the Limited Hillside Group to be contractually obligated to pay certain amounts in connection with the Plans, if such amounts are not paid by any member of the Ampex Group, in consideration of the PBGC's agreement not to seek involuntary termination of the Plans prior to the date on which the Asserted Ampex Group might be severed; and

          WHEREAS, the Hillside Group desires to be reimbursed by the Sherborne Group and the Ampex Group for liabilities it may incur pursuant to the Joint Settlement Agreement referred to above;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, and intending to be legally bound, each entity in the Ampex Group, the Sherborne Group and the Limited Hillside Group hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1 Definitions. The following terms shall have the meaning
                      -----------
set forth below:

          (a) "Active Trade or Business" shall mean any entity that is actively engaged in a trade or business and in either of the immediately preceding two consecutive fiscal years has had Adjusted Net Income in excess of $5 million, or
(ii) gross revenues in excess of $30 million.

          (b) "Adjusted Net Income" shall mean net income determined before any expense for taxes, interest payments or pension contributions and determined without regard to extraordinary items, noncash restructuring charges, nonrecurring accounting charges due to accounting changes and foreign exchange transactions, each determined in accordance with GAAP.

          (c) "AFC" shall mean Ampex Finance Corporation or any successor thereto.

          (d) "Agreement" shall mean this Hillside-Ampex/Sherborne Agreement, dated December 1, 1994 and effective as of the Effective Date.

          (e) "Ampex" shall mean Ampex Corporation (formerly known as Ampex Incorporated) and any successor thereto.

          (f) "Ampex Group" shall mean Ampex and any domestic subsidiary (whether or not incorporated) under Common Control with Ampex (other than AFC, except as provided in Section 5.11).

          (g) "Annual Contribution" shall mean the amount that must be contributed to a Plan on or prior to the Annual Due Date in order to satisfy the minimum funding standard for the Plan for the Plan Year such that the Plan will be determined not to have an accumulated funding deficiency for such Plan Year within the meaning of section 302(a) of ERISA and section 412(a) of the Code.

          (h) "Annual Due Date" shall mean the date which is eight and one-half (8 1/2) months after the last day of the applicable Plan Year, or in the event of a change in Applicable Law, the last day of a period after the end of a Plan Year in which contributions to the Plan(s) may be deemed to have been made on the last day of the preceding Plan Year under section 302 of ERISA and section 412 of the Code.

          (i) "Applicable Law" shall mean all applicable laws, including, without limitation, ERISA, those relating to health, safety, wage and hour, employee benefit plans, the environment, taxes, securities and labor, ordinances, judgments, decrees, injunctions, writs, decisions, and orders of any Government Authority and rules, regulations, orders, interpretations, licenses and permits of any Government Authority.

          (j) "Bankruptcy Code" shall mean 11 U.S.C.Section 101 et. seq.
                                                                --  ---

          (k) "Buffalo Color" shall mean the Buffalo Color Corporation (and its domestic subsidiaries) and any successor thereto.

          (l) "Business Day" shall mean any day excluding Saturday, Sunday and any day which shall be in the City of New York or in the District of Columbia a legal holiday or a day on which banks are authorized or required by law or other governmental action to be closed.

          (m) "Calendar Year" shall mean the 12 calendar month period commencing each January 1.

          (n) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (o) "Collateral" shall mean, collectively, the Mortgaged Property and any substitute "Collateral" provided in accordance with Section 4.2.

          (p) "Collateral Account" shall mean the account established and maintained pursuant to section 4.3 of the Joint Settlement Agreement.

          (q) "Commences Liquidation" shall mean, with respect to any entity, any action or process by which the entity (i) commences a voluntary liquidation or dissolution, except as part of a merger or consolidation with, or liquidation into another member of its Controlled Group, (ii) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of all of its property, (iii) makes a general assignment for the benefit of creditors, (iv) commences a voluntary proceeding under the Bankruptcy Code seeking liquidation, (v) files a petition seeking to take advantage of any other law relating to insolvency, winding-up, liquidation or taking any official corporate action for the purpose of effecting any of the foregoing or (vi) fails to controvert in a timely or appropriate manner, or acquiesces in writing to, any involuntary petition filed against it seeking liquidation under the Bankruptcy Code or under Applicable Law.

          (r) "Common Control,, shall have the same meaning as defined in section 4001(a)(14)(A) of ERISA and under rules found in 29 C.F.R. pt. 2612.

          (s) "Company Distribution" shall mean the payment by an entity in the Ampex Group or the Sherborne Group, of a dividend, partnership distribution or management fee, or a payment in respect of the redemption of the entity's stock or partnership interests (including partial redemptions), but shall not include:

               (i) Preferred Stock Distributions;

               (ii) any such payment by an entity to another member of the same Group;

               (iii) any stock dividend consisting of equity securities of the company paying the dividend or any redemption of equity securities out of the proceeds of the substantially contemporaneous sale of equity securities or solely for other equity securities of the redeeming company;

               (iv) any management fees paid to Non-Affiliates; or

               (v) any payment of compensation or remuneration to an individual.

All Company Distributions, other than cash, shall be valued at Fair Market Value on the date of distribution.

          (t) "Consumer Price Index" shall mean the Consumer Price Index - All Urban Consumers.

          (u) "Contribution Note" shall mean a promissory note delivered by the Issuer substantially in the form attached hereto as Exhibit A-1.

          (v) "Controlled Group" shall mean a group of trades or businesses, whether or not incorporated, which are under Common Control with each other.

          (w) "Default" shall mean an event, act or condition which with notice, or lapse of time, or both, would constitute an Event of Default.

          (x) "Demand Requirements" shall mean the order of and procedures related to the making of a demand on the members of the Sherborne Group for payment of any Note or other obligation, as set forth in Section 3.1(b).

          (y) "Effective Date,, shall mean November 22, 1994.

          (z) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          (aa) "Event of Default" shall mean any event described in Section 3.4 hereof.

          (ab) "Extended Due Date" shall mean the last date on which a Required Contribution can be made to a Plan before a lien arises pursuant to section 302(f)(4)(B) of ERISA and section 412(n)(4)(B) of the Code.

          (ac) "Fair Market Value" on a specified date shall mean:

               (i) with respect to a publicly held security, the closing price at which the security is traded on the stock exchange, if any, on which the security is primarily traded or, if the security is not then traded on a stock exchange, the closing price of the security as reported on the NASDAQ National Market System or, if the security is not then traded on the NASDAQ National Market System, the average of the closing bid and asked prices at which the security is traded on the over-the-counter market, but if no such securities were traded on such date, then on the last previous date on which the security was so traded, or, if none of the above are applicable, the value of the security as established for such date using any reasonable method of valuation;

               (ii) with respect to an interest in a partnership or investment trust which is not publicly traded and is not managed or controlled by any party to this Agreement, the most recent value established by the general partner or trustee thereof;

               (iii) with respect to all other property, the value determined by the Board of Directors of the owner of the property, acting in good faith, provided that if Hillside or SGI reasonably objects, in writing, to such valuation within thirty (30) days of its receipt of notice of the valuation, the value of such property shall be established at the owner of the property's expense by an independent valuator selected by the owner of the property and approved by the objecting party, who is familiar with the type of property to be valued and who shall render a written valuation report to the owner of the property and to the objecting party within sixty (60) days of his engagement and whose findings shall be binding on the parties hereto.

          (ad) "Funding Waiver" shall mean a waiver of all or a portion of the minimum funding requirements for a Plan for a year issued by the Secretary of the Treasury pursuant to section 303 of ERISA and section 412(d) of the Code.

          (ae) "GAAP" shall mean, at the time of any determination, generally accepted accounting principles in the United States of America as then in effect.

          (af) "Government Authority" shall mean any Federal, state, county, municipal, regional or other government authority, agency, board, body, instrumentality or court.

          (ag) "Group" shall mean the Ampex Group, the Hillside Group, the Sherborne Group or the Operating Sherborne Group, as the case may be.

          (ah) "Guarantee" shall mean the covenants of the Guarantors described in Section 3.1.

          (ai) "Guarantor" shall mean each member of the Ampex Group and the Sherborne Group, other than the Issuer.

          (aj) "Hillside,, shall mean Hillside Capital Incorporated and any successor thereto.

          (ak) "Hillside Group" shall mean, at any time, all entities under Common Control with Hillside and Hillside Industries Incorporated.

          (al) "Holder" shall mean the person in whose name a Note has been issued or, if a Note has been assigned, the assignee of such person.

          (am) "Issuer" shall mean Ampex, unless Ampex has ceased to be a Substantial Entity, in which case "Issuer" shall mean a member of the Ampex Group which is a Substantial Entity, and if more than one such entity exists, the entity with the largest gross revenues for the immediately preceding fiscal year, but if all of the members of the Ampex Group have ceased to be Substantial Entities, then "Issuer" shall mean SGI, unless SGI has ceased to be a Substantial Entity, in which case "Issuer" shall mean a member of the Primary Sherborne Group which is a Substantial Entity, and if more than one such entity exists, the entity with the largest gross revenues for the immediately preceding fiscal year, but if all of the members of the Primary Sherborne Group have ceased to be Substantial Entities, then "Issuer" shall mean a member of the Secondary Sherborne Group which is a Substantial Entity and if more than one such entity exists, the entity with the largest gross revenues for the immediately preceding fiscal year, but if all of the members of the Ampex Group and the Sherborne Group have ceased to be Substantial Entities, then "Issuer" shall mean the member of the Ampex Group or the Sherborne Group with the largest gross revenues for the immediately preceding year.

          (an) "Limited Hillside Group" shall mean Hillside, Hillside Industries Incorporated, Teepak International, Inc., any current or future domestic subsidiary of Teepak International, Inc. and any "Acquired Entity" as such term is defined in section 1.1(a) of the Joint Settlement Agreement.

          (ao) "Liquid Assets" shall mean cash, including cash equivalents, and marketable securities.

          (ap) "Loan Document" shall mean (i) any document evidencing, governing or securing an existing debt of SGI or Buffalo Color listed on Exhibit B attached hereto, a true and complete copy of which has been furnished to Hillside prior to the date hereof, or any document evidencing, governing or securing an existing debt of Media listed on Exhibit B attached hereto, a true and complete copy of which has been made available to Hillside prior to the date hereof, and (ii) any document which will be entered into after the Effective Date and which shall evidence debt of Media, SGI or Buffalo Color.

          (aq) "Loan Document Limitations" shall mean the terms of, and the covenants contained in, the Loan Documents which would restrict the incurrence of, or the extent to which an entity could be liable for or prepay, an Obligation; provided, however, that if a member of the Sherborne Group executes
(A) any Loan Document relating to any extension or refinancing of any indebtedness existing at the Effective Date of any member of the Sherborne Group, (B) any Loan Document relating to any indebtedness incurred after the Effective Date by any member of the Sherborne Group, or (C) any amendment or modification of a Loan Document which exists at the Effective Date, and such document (described in clauses (A), (B) or (C), above) contains any provision which purports (i) to confer on such indebtedness (or any portion thereof) a right of repayment senior to, require any delay in the payment of, or restrict the amount of, the Obligations or (ii) to secure such indebtedness (or any portion thereof) by a lien on any assets of any member of the Sherborne Group which does not also equally and ratably secure the Obligations, then any such term of or covenant contained in such Loan Document shall not be considered a Loan Document Limitation under this Agreement and shall not have any effect on the ability of any member of the Sherborne Group to incur or to be liable for any payment or prepayment of any Obligation. Notwithstanding the foregoing, the effectiveness of any Loan Document Limitation shall not be affected by the following exceptions to the proviso contained in the first sentence of this Subsection (aq): (x) up to $10 million of indebtedness in the aggregate of one or more members of the Sherborne Group may be secured by liens which do not secure the Obligations and (y) Buffalo Color may incur up to $10 million (less the amount outstanding pursuant to clause (x) above) of indebtedness which, in the event of default, is senior in right of repayment to the Obligations and (z) SGI may incur additional indebtedness up to $8 million secured by liens which do not secure the Obligations so long as such indebtedness is payable to and held by another member of the Sherborne Group.

          (ar) "Master Trust" shall mean the Sherborne Group Master Trust and any successor trust or trusts in which Plan assets may be invested.

          (as) "Media" shall mean Ampex Media Holdings Incorporated and/or its subsidiaries and any successors thereto.

          (at) "Media Termination Note" shall mean a promissory note delivered by the Issuer substantially in the form attached hereto as Exhibit A-2.

          (au) "Media Plan" shall mean the Ampex Media Corporation Retirement Plan.

          (av) "Mortgaged Property" shall mean that property owned in fee simple by Ampex which is located in Colorado Springs, Colorado, which will be mortgaged to Hillside for an indeterminate amount pursuant to a deed of trust to be granted by Ampex in favor of Hillside.

          (aw) "Net Cash Proceeds" shall mean the gross proceeds from a sale of stock or assets, reduced by amounts paid, or set aside for the payment of, expenses, taxes and required repayments or redemptions of indebtedness or preferred stock related to such sale.

          (ax) "Net Income" shall mean the pre-tax net income of the Ampex Group (including for this purpose AFC and excluding for this purpose Media), determined on a consolidated basis in accordance with GAAP.

          (ay) "Newhill Partners" shall mean Newhill Partners, L.P. and any successor thereto.

          (az) "NHI" shall mean NH Holding Incorporated.

          (ba) "Non-Affiliates" shall mean individuals who, and entities which, are not controlled by or under common control with, and are not part of any group acting in concert which controls, directly or indirectly, the applicable Group, person or entity.

          (bb) "Note" shall mean a Contribution Note, a Termination Note or a Media Termination Note, as the case may be.

          (bc) "Obligations" shall mean the obligations (including future contingent obligations) under this Agreement to the members of the Hillside Group of any one or more members of the Ampex Group and any one or more members of the Sherborne Group.

          (bd) "Officer's Certificate" shall mean a certificate signed by the chief executive officer or chief financial officer of an entity.

          (be) "Operating Sherborne Group" shall mean SGI, Buffalo Color and each other member of the Sherborne Group that is a domestic company primarily engaged in the production or sale of a product or service other than the investment of capital.

          (bf) "PBGC" shall mean the Pension Benefit Guaranty Corporation, a United States Government corporation, located as of the Effective Date at 1200 K Street, N.W., Washington, D.C. 20005, established under section 4002 of ERISA and responsible for the administration of Title IV of ERISA, or any agency that may succeed to the functions exercised by the PBGC.

          (bg) "Plan" shall mean the Media Plan or the Systems Plan.

          (bh) "Plan Sponsor" with respect to either of the Plans shall mean the contributing sponsor thereof (as defined under section 4001(a)(13)(A) of ERISA without regard to section 302(c)(11)(B) of ERISA and 412(c)(11)(B) of the Code) or its successor by merger or consolidation.

          (bi) "Plan Year" shall mean the plan year (as such term is used in section 412 of the Code) of the Media Plan or the Systems Plan.

          (bj) "Preferred Stock Distribution" shall mean any mandatory payment of dividends on preferred stock or any mandatory payment associated with the redemption of preferred stock or warrants or the repurchase of common stock issued upon the conversion of preferred stock or the exercise of warrants, to the extent such preferred stock and warrants were issued for fair value to, and such preferred stock, warrants and common stock are beneficially owned by, Non-Affiliates of the issuing company.

          (bk) "Primary Sherborne Group" shall mean SGI, Buffalo Color and their domestic subsidiaries under Common Control other than any member of the Ampex Group, AFC, NHI, Xepma I Inc. and Xepma IV Inc.

          (bl) "Quarterly Contribution" shall mean a required quarterly installment payment of the Annual Contribution to a Plan, as determined under section 302(e) of ERISA and section 412(m) of the Code.

          (bm) "Quarterly Due Date" shall mean the date on which a Quarterly Contribution is due pursuant to section 302(e)(3) of ERISA and section 412(m)(3) of the Code.

          (bn) "Reporting Entity" shall mean each incorporated and unincorporated member of the Ampex Group and the Sherborne Group.

          (bo) "Required Contribution" shall mean at any point in time an amount which must be paid to satisfy the requirement to make an Annual Contribution and/or a Quarterly Contribution, whichever is applicable.

          (bp) "Secondary Sherborne Group" shall mean Sherborne, Newhill Partners and their domestic subsidiaries under Common Control at the Effective Date, other than the members of the Primary Sherborne Group and the Ampex Group, and AFC, NHI, Xepma I Inc. and Xepma IV Inc.

          (bq) "Security Documents" shall mean, collectively, the deed of trust on the Mortgaged Property and the security, pledge and/or financing agreement to be entered into with respect to the substitute Collateral, if any, which may be provided in accordance with Section 4.1.

          (br) "SGI" shall mean Lanesborough Corporation (f/k/a Sherborne Group Incorporated) or any successor thereto.

          (bs) "Sherborne" shall mean Sherborne Holdings Incorporated and any successor thereto.

          (bt) "Sherborne Group" shall mean all of the entities which are members of either the Primary Sherborne Group or the Secondary Sherborne Group.

          (bu) "Standard Termination" shall mean the termination of a Plan in accordance with section 4041(b) of ERISA.

          (bv) "Substantial Entity" shall mean an entity which is an Active Trade or Business and which has not Commenced Liquidation.

          (bw) "Surplus Cash" shall mean with respect to the Ampex Group or the Operating Sherborne Group, the average daily balance during the last month in the calendar quarter of cash and short term marketable securities owned by the Ampex Group or the Operating Sherborne Group, determined by the chief financial officer of Ampex or SGI respectively, in excess of 1.25 times the sum of the following scheduled, estimated, or budgeted cash requirements:

               (i) scheduled principal repayments for the next twelve (12) months, excluding eighty percent (80%) of any scheduled principal repayments due within the twelve (12) months before the final maturity date on a debt obligation which provides for more than fifty percent (50%) of the original debt to be repaid within the final twelve (12) months before the maturity date;

               (ii) estimated interest expenses for the next six (6) months; and

               (iii) budgeted environmental remediation costs for the next twelve (12) months.

The Surplus Cash of Ampex shall be determined on a consolidated basis for Ampex and the other members of the Ampex Group (other than Media) and the Surplus Cash of the Operating Sherborne Group shall be determined on a consolidated basis for SGI and the other members of the Operating Sherborne Group.

          (bx) "Systems Plan" shall mean the Employees' Retirement Plan of Ampex Corporation.

          (by) "Termination Contribution" shall mean a contribution to a Plan in an amount which enables the Plan to be terminated in a Standard Termination.

          (bz) "Termination Liability" shall mean the amount payable by a member of the Limited Hillside Group under Article V of the Joint Settlement Agreement with respect to the termination of one or both Plans.

          (ca) "Termination Note" shall mean a promissory note delivered by the Issuer substantially in the form attached hereto as Exhibit A-3.

          (cb) "Uncertified Sherborne Cash Infusion" shall mean a direct or indirect infusion of cash or credit support by a member of the Sherborne Group to Ampex with respect to which the President or Chief Financial Officer of the Sherborne Group member shall not have provided written certification to Ampex, with copies to the PBGC and Hillside, that such infusion or support is for a named specific purpose other than for the purpose of, directly or indirectly, making minimum funding contributions to the Plans.

          Section 1.2 Accounting Terms. All accounting terms not specifically
                      ----------------
defined herein shall be construed in accordance with GAAP.

          Section 1.3 Terms Generally. The definitions in this Agreement shall
                      ---------------
apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All the agreements or instruments defined in this Agreement shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms hereof and thereof. All references herein to Articles, Sections and Exhibits shall be deemed references to Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision unless clearly stated otherwise.

          Section 1.4 References to Statutes. All references to Federal statutes
                      ----------------------
and regulations refer to the provisions of the statute or regulation as of the Effective Date, and to any modification and successor provision thereof after the effective date of any amendment, renumbering or other modification thereto occurring after the Effective Date.

                                   ARTICLE II

                   LIABILITY FOR PLANS; REPAYMENT TO HILLSIDE

          Section 2.1 Primary Liability for the Plans. Ampex and each member of
                      -------------------------------
the Ampex Group shall be jointly and severally liable for Required Contributions to, and Termination Liability for, the Plans, and they shall make all commercially reasonable efforts to obtain the funds necessary to satisfy such obligations from sources other than the members of the Hillside Group and the Sherborne Group.

          Section 2.2 Termination Liability and Termination Notes.
                      -------------------------------------------

          (a) If the PBGC involuntarily terminates one or both Plans after the Effective Date, other than for a willful breach by any member of the Limited Hillside Group of the Joint Settlement Agreement, and as a result thereof any member of the Limited Hillside Group incurs Termination Liability with respect to either Plan and makes a required payment on account thereof, each member of the Ampex Group and the Sherborne Group shall be jointly and severally liable to Hillside or such other member of the Limited Hillside Group which made the payment for the immediate repayment of the amount of any Termination Liability.

          (b) If the PBGC involuntarily terminates one or both Plans after the Effective Date on account of a willful breach by a member of the Limited Hillside Group of the Joint Settlement Agreement, and as a result thereof any member of the Limited Hillside Group incurs Termination Liability with respect to either Plan and makes a required payment on account thereof, each member of the Ampex Group and the Sherborne Group shall be jointly and severally liable to Hillside or such other member of the Limited Hillside Group which made the payment for repayment of the amount of such Termination Liability, subject to the provisions of subsection (d).

          (c) At Hillside's request, prior to the termination of the Joint Settlement Agreement Ampex or such other member of the Ampex Group which may be the Plan Sponsor shall terminate the Systems Plan and/or the Media Plan under a Standard Termination. If Hillside requests that a Plan be terminated and no member of the Ampex Group or the Sherborne Group makes the Termination Contribution, Hillside or another member of the Limited Hillside Group shall make the contribution and each member of the Ampex Group and the Sherborne Group shall be jointly and severally liable to Hillside or such other member of the Limited Hillside Group which made the contribution for the amount of the Termination Contribution, subject to the provisions of subsection (d); provided, that in the case of the Media Plan, the repayment obligation under this subsection (c) shall not exceed the lesser of $1.5 million or the Termination Contribution.

          (d) With respect to any termination of one or both Plans under circumstances covered by subsections (b) or (c):

               (i) If the Systems Plan is the Plan which has been terminated, the repayment obligation shall be evidenced by a Termination Note which shall be issued by the Issuer to Hillside or such other member of the Limited Hillside Group which made payment of the Termination Liability or the Termination Contribution, in the full amount of the Termination Liability payment or the Termination Contribution, as the case may be, with interest at the rate used by such Plan's actuary for funding purposes for the last full Plan Year prior to the termination, and which shall provide for quarterly installment amounts not exceeding one-fourth (1/4th) of the amount computed by the Plan's actuary to be the Annual Contribution in the then most recent actuarial valuation provided for the Systems Plan as an ongoing plan; and

               (ii) If the Media Plan is the Plan which has been terminated, the repayment obligation shall be evidenced by an unsecured non-interest bearing Media Termination Note which shall be issued by the Issuer to Hillside or such other member of the Limited Hillside Group which made payment of the Termination Liability or Termination Contribution, payable in such number of installments and at such times during a period not exceeding five (5) years, as determined by the Issuer.

          (e) One or more members of the Ampex Group and/or the Sherborne Group, as and to the extent set forth below in clauses (i)-(viii), shall be jointly and severally liable to Hillside, subject to the Demand Requirements, for an amount equal to the full amount of the potential Termination Liability for the Plans (as determined under the Joint Settlement Agreement as if the Plans had then terminated), whether or not any obligation to Hillside or any member of the Limited Hillside Group otherwise exists at the time, in the event any of the following events or circumstances shall have occurred without the written consent of Hillside, which consent shall not be unreasonably withheld, and shall have continued unremedied for more than thirty (30) days:

               (i) as to each member of the Ampex Group and the Sherborne Group, if Ampex sells substantially all of its assets to a Non-Affiliate and does not retain unencumbered, or reinvest into a new Active Trade or Business within one year after the date of such sale, at least eighty percent (80%) of the Net Cash Proceeds from the sale;

               (ii) as to each member of the Sherborne Group, if Buffalo Color sells substantially all of its assets to a Non-Affiliate and does not retain unencumbered, or reinvest into a new Active Trade or business within one year after the date of such sale, at least eighty percent (80%) of the Net Cash Proceeds from the sale;

               (iii) as to each member of the Ampex Group and the Sherborne Group, if any member of the Ampex Group Commences Liquidation;

               (iv) as to each member of the Sherborne Group, if any member of the Secondary Sherborne Group Commences Liquidation;

               (v) as to each member of the Primary Sherborne Group, if SGI or Buffalo Color Commences Liquidation;

               (vi) as to each member of the Ampex Group and the Sherborne Group, if any member of the Ampex Group makes a Company Distribution in excess of the amounts permitted under Section 5.6 or under the Joint Settlement Agreement;

               (vii) as to each member of the Sherborne Group, if any member of the Sherborne Group makes a Company Distribution in excess of the amounts permitted under Section 5.6; or

               (viii) as to each member of the Ampex Group and the Sherborne Group, if Ampex (or another Plan Sponsor which is AFC or a member of the Ampex Group) initiates a distress termination of either Plan (in which case the obligation shall be an amount equal to the Termination Liability related to the terminated Plan as determined under the Joint Settlement Agreement).

Notwithstanding the foregoing, any member of the Ampex Group or the Sherborne Group may at any time avoid such liability to Hillside for the amount of the Termination Liability with respect to a Plan by making a Termination Contribution to such Plan.

          (f) For purposes of this Section 2.2, (i) all liabilities of any member of the Sherborne Group under subsections (a), (b), (c) or (e) shall be subordinated to any claim of the PBGC against members of the Sherborne Group for Termination Liability to the extent provided in the Joint Settlement Agreement,
(ii) all liabilities of members of the Ampex Group and/or the Sherborne Group under subsections (a), (b), (c) and (e) are subject to the limitations set forth in Section 3.1(d) to the extent applicable to such Group member and (iii) all liabilities of members of the Ampex Group and/or the Sherborne Group under subsection (a), (b), (c) and (e) are subject to the Demand Requirements.

          Section 2.3 Issuance of Notes.
                      -----------------

          (a) If any member of the Hillside Group makes a Required Contribution to a Plan, each member of the Ampex Group and each member of the Sherborne Group shall be jointly and severally liable to Hillside or the member of the Hillside Group which made such contribution, subject to the provisions of this Agreement. To evidence such liability, the Issuer will promptly issue to Hillside or its designee a Contribution Note evidencing the Issuer's obligation to repay the amount paid by Hillside or a member of the Hillside Group for the Required Contribution with interest at a rate of 1% above the rate determined under section 412(m)(1) of the Code as in effect from time to time during the period that the Note is outstanding and the Guarantors shall guarantee such Note. Interest on the outstanding amount of any Note will accrue from the date the Required Contribution was made by the member of the Hillside Group, such interest to be paid quarterly in arrears. Except as provided in subsection (b) below, the principal of any Note issued in respect of the payment of a Required Contribution to a Plan by a member of the Hillside Group shall be due and payable on the fourth anniversary of the date the Required Contribution was made.

          (b) To the extent that the payment of a Required Contribution by any member of the Hillside Group represents:

               (i) any portion of the required Quarterly Contributions to the Plans due October 15, 1994 or January 15, 1995; or

               (ii) the first $150,000 of the aggregate Quarterly Contributions with respect to the Systems Plan and Media Plan due on any Quarterly Due Date on or after April 15, 1995,

the Note issued with respect to such Required Contribution shall provide for the principal amount specified in clause (i) or (ii), above, to be due and payable on the first anniversary of the date the Required Contribution was made; provided, however, that if solely as a result of a change in Applicable Law after the Effective Date, there is an increase in any Quarterly Contribution due on or after April 15, 1995 (determined for this purpose without regard to section 302(e)(4)(B)(ii) of ERISA or section 412(m)(4)(B)(ii) of the Code), so much of the aggregate of the Quarterly Contributions that has been paid for a quarter by any member of the Hillside Group and that does not exceed the lesser of $100,000 or the amount of such increase in the aggregate of such Quarterly Contributions shall be repaid on the second anniversary of the date the Quarterly Contribution is made.

          (c) Ampex or a member of the Ampex Group or a Guarantor shall pay interest on overdue principal, and interest on overdue installments of interest, to the extent lawful, at the same rate per annum borne by the Notes.

          Section 2.4 Deemed Payments. Any amount loaned by a member of the
                      ---------------
Hillside Group to a member of the Ampex Group and any amount transferred from the Collateral Account to a Plan shall be deemed to be an amount paid by a member of the Hillside Group to a Plan for all purposes under this Agreement.

          Section 2.5 Prepayments.
                      -----------

          (a) All outstanding Contribution Notes shall be subject to mandatory quarterly prepayments out of available Surplus Cash of the Ampex Group and/or Surplus Cash of the Operating Sherborne Group; provided, that the obligation of the members of the Ampex Group and the Operating Sherborne Group to prepay Notes out of Surplus Cash shall be subject to any applicable legal restrictions and any contractual restrictions or encumbrances on applications for such purpose pursuant to a binding contract in effect on the Effective Date, if such contract is listed on Exhibit B and a true and complete copy of such contract has been furnished to Hillside prior to the date hereof by Ampex or SGI, as applicable. Surplus Cash shall be paid to Holders of the Notes by Ampex and SGI within sixty (60) days after the end of the related fiscal quarter. Prepayments shall be applied first to the repayment of Contribution Notes held by members of the Hillside Group, and after payment in full thereof, to the repayment of Contribution Notes held by any other entity.

          (b) If the Ampex Group has Net Income for a fiscal year and as of the end of such fiscal year there are outstanding Contribution Notes due to Hillside or any other member of the Hillside Group which are due more than one year after the end of such fiscal year, then the Ampex Group shall be obligated to prepay such Notes on the last day of the following fiscal year in an amount equal to
(i) the lesser of twenty percent (20%) of the Ampex Group's Net Income for such fiscal year or $1 million, reduced, but not below zero, by (ii) the amount prepaid on Contribution Notes pursuant to subsection (a) out of Surplus Cash of the Ampex Group for the fiscal quarters falling within the fiscal year in which the Net Income was earned.

          (c) Ampex and/or SGI shall prepay Notes under subsection (a) or (b), or both, whichever is applicable, by first paying the Contribution Notes which have the latest final maturity date.

          (d) Any member of the Ampex Group and any Guarantor may otherwise prepay the Notes at any time without penalty or premium.

          Section 2.6 Media Restrictions. Notwithstanding the foregoing or any
                      ------------------
other provision of this Agreement, until the final repayment of all indebtedness of Media, whether existing on the Effective Date or incurred thereafter, the liability of Media, if any, to any member of the Hillside Group with respect to the Obligations, shall not exceed the amount that Media is, from time to time, permitted to incur pursuant to the Loan Documents. Hillside hereby acknowledges that the ability of Media to incur Obligations to the Hillside Group is limited by the Loan Documents.

                                   ARTICLE III

                               GUARANTEE OF NOTES

          Section 3.1 Guarantee.
                      ---------

          (a) Subject to the provisions of this Article III, each Guarantor hereby unconditionally guarantees, on a joint and several basis, to each Holder of a Note delivered by the Issuer (i) the due and punctual payment of the principal of and interest on such Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, of or on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders, all in accordance with the terms of such Notes and of this Agreement, and (ii) in the case of any extension of time of payment or renewal of any Notes, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, at maturity, by acceleration or otherwise. A demand for payment under this Article III shall not be effective prior to thirty (30) days after the due date of any such payment.

          (b) Any demand for payment on any Guarantee shall be made first to the members of the Primary Sherborne Group, and if no member of such Group makes full payment hereunder within thirty (30) days after demand therefor, such payment shall be made by a member of the Secondary Sherborne Group promptly upon demand therefor by the Holder of the related Notes. In all other respects, but subject to the provisions of subsection (d), the Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, irrespective of and unaffected by any invalidity, irregularity or unenforceability of any such Note or this Agreement, any failure to enforce the provisions of any such Note or this Agreement, any waiver, modification or indulgence granted to Ampex with respect thereto, by the Holder of such Note, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor.

          (c) Each member of the Sherborne Group hereby waives diligence, presentment, filing of claims with a court in the event of merger or bankruptcy of Ampex, any right to require a proceeding first against Ampex, the benefit of discussion, protest or notice with respect to any such Note or the indebtedness evidenced thereby and all demands whatsoever (except as specified above), and covenants that this Guarantee will not be discharged as to any such Note except by payment in full of the principal thereof and interest thereon as provided in
Section 2.3. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and Holders, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Section 3.4 hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declarations of acceleration of such obligations as provided in Section 3.4 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee, subject to the Demand Requirements. The obligations of each Guarantor under this Agreement shall be joint and several.

          (d) Notwithstanding the foregoing or any other provision of this Agreement, until the final repayment of all indebtedness of SGI and Buffalo Color, whether existing on the Effective Date or incurred thereafter, the liability of members of the Sherborne Group (including, without limitation, Buffalo Color), if any, to any member of the Hillside Group with respect to the Obligations, shall not exceed the amount such entity is, from time to time, permitted to incur pursuant to the Loan Document Limitations. Hillside hereby acknowledges that the ability of SGI, Buffalo Color and their subsidiaries to incur Obligations to the members of the Hillside Group is limited by the Loan Document Limitations.

          Section 3.2 Execution of Guarantee. To evidence their joint and
                      ----------------------
several liability to the Holders specified in Section 3.1, the Guarantors hereby agree to execute the instrument substantially in the form attached hereto as Exhibit A-4 on each Note executed and delivered by an Issuer. Each Guarantor hereby agrees that its Guarantee set forth in Section 3.1 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by its Chairman of the Board,

President or Vice President, and such execution shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be manual or facsimile signatures and may be imprinted or otherwise reproduced on the Guarantee, and in case any officer who shall have signed the Guarantee shall cease to be an officer before the Note on which such Guarantee is endorsed shall have been delivered by the Issuer, such Note nevertheless may be delivered as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

          Section 3.3 Guarantors May Consolidate, Etc., on Certain Terms.
                      --------------------------------------------------
Nothing contained in this Agreement or in any of the Notes shall prevent any consolidation or merger of a Guarantor with a corporation or corporations (whether or not a member of the Ampex Group or the Sherborne Group), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties; provided however, that, with the exception of the possible consolidation of, or merger between, Buffalo Color Corporation (or any successor thereto) and SGI, each Guarantor hereby covenants and agrees that it shall not consolidate or merge with or into any other member of the Ampex Group or the Sherborne Group if such other member is subject to Loan Document Limitations which would impair its ability to perform the Obligations of the Guarantor hereunder to a greater extent than the Loan Document Limitations to which the Guarantor is subject; and, provided further, that each Guarantor hereby covenants and agrees that upon any such consolidation or merger, the Guarantee endorsed on the Notes, and the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed by such Guarantor, shall be expressly assumed (in the event that such Guarantor is not the surviving corporation in the merger), by supplemental agreement satisfactory in form to Hillside, executed and delivered to Hillside, by the surviving corporation or the corporation formed by such consolidation or merger. In addition, the Guarantor shall deliver to Hillside an Officer's Certificate and an opinion of counsel, each stating that such merger or consolidation complies with this Section 3.3 and that all conditions precedent herein provided relating to such transaction have been satisfied. In the case of any such consolidation or merger, and upon the assumption by the successor corporation, by supplemental agreement, executed and delivered to Hillside and satisfactory in form to Hillside, of the Guarantee endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of this Agreement to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein as a Guarantor.

          Such aforementioned successor corporation thereupon shall sign any or all of the Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed and delivered by the Issuer. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Agreement as the Guarantees theretofore and thereafter issued in accordance with the terms of this Agreement as though all of such Guarantees had been issued at the date of the execution hereof. Nothing in this Section 3.3 shall limit the effectiveness of Section 3.1. This Section 3.3 shall not apply to any transaction as a result of which the Guarantor is entitled to be released from the Obligations under Section 6.1.

          Section 3.4 Events of Default. If one or more of the following events
                      -----------------
("Events of Default") shall have occurred and be continuing:

          (a) the Issuer and each Guarantor shall fail to make any payment of principal required to be made on any of the Notes;

          (b) the Issuer and each Guarantor shall fail to have made any payment of interest required to be made on any of the Notes by the tenth day after written notice thereof has been given to such member by Hillside or by any Holder of a Note;

          (c) Ampex or any member of the Ampex Group shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) above) for ten (10) days after written notice thereof has been given to such member by Hillside at the request of any Holder of a Note;

          (d) any representation, warranty, certification or statement made by a member of the Ampex Group in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement, including the Security Documents, shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the lien created by the Security Documents shall at any time and for any reason not constitute a valid and perfected lien subject to no prior or equal lien;

          (f) any member of the Ampex Group shall fail to perform any of its obligations under the Security Documents;

then, and in every such event, Hillside may, or if so directed by the Holders of a majority of the principal balance of Notes outstanding, shall, by notice to each Issuer, declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Issuer.

          Section 3.5 Subrogation. The Guarantors shall be subrogated to all
                      -----------
rights of the Holder of each Note against the Issuer in respect of any amounts paid to the Holder by the Guarantors pursuant to the provisions of this Guarantee and upon full payment thereof such Note shall at the written request of the Guarantors be assigned to them; provided that the Guarantors shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation or assignment until the principal of and interest on all the Notes shall have been paid in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the person who is then the collateral agent under the Security Documents for the benefit of such Holders to be credited and applied upon the Notes, whether or not matured.

                                   ARTICLE IV

                        COLLATERAL AND SECURITY DOCUMENTS

          Section 4.1 Security Documents.
                      ------------------

          (a) Ampex hereby agrees to grant to Hillside for the benefit of the members of the Hillside Group and any other Holders of Notes a deed of trust on the Mortgaged Property as soon as practicable after the Effective Date, all as more particularly set forth in this Agreement and the Security Documents to secure the Obligations, except for the obligations described in Section 2.2(b) or (c) with respect to the Media Plan.

          (b) The due and punctual payment of the principal of and interest on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest (to the extent permitted by Applicable Law) on the overdue principal of and interest, if any, on the Notes and performance of all other obligations of the Issuer to the Holders of Notes under this Agreement and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Security Documents. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Security Documents as the same may be in effect or may be amended from time to time in accordance with their terms and the terms hereof, authorizes and directs Hillside to execute and deliver the Security Documents on behalf of the Holders of the Notes and authorizes and directs Hillside to perform its obligations and exercise its rights thereunder in accordance therewith. Ampex shall deliver to Hillside copies of all documents delivered pursuant to the Security Documents, and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Security Documents, to assure and confirm to Hillside the perfection and priority of the security interests in the Collateral contemplated hereby, by the Security Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of Hillside for its benefit and the benefit of the Holders of the Notes secured hereby, according to the extent and purposes expressed herein. Ampex shall take any and all actions reasonably required to cause the Security Documents to create and maintain, as security for the obligations of Ampex hereunder, a valid and enforceable perfected first priority lien in and on all the Collateral, in favor of Hillside for its benefit and the benefit of the Holders of Notes, superior to and prior to the rights of all third persons.

          Notwithstanding any contrary provision hereof or of any Security Document, no Holder other than Hillside shall be entitled to take any action to enforce or pursue any remedy under any Security Document until the later of (i) the termination of the Joint Settlement

Agreement and (ii) the payment of all amounts due any member of the Hillside Group under any Note.

          Section 4.2 Substitution of Collateral.
                      --------------------------

          (a) If Ampex intends to sell or refinance the Mortgaged Property (or any other substitute Collateral) free and clear of the mortgage and security interest therein, then prior to or simultaneous with Hillside's release of the deed of trust, Ampex shall provide Hillside with a security interest in substitute Collateral having a fair market value of not less than $7.5 million pursuant to this Section 4.2; provided, however, that if Ampex refinances the Mortgaged Property for an amount in excess of $7.5 million, Ampex shall provide Hillside with a security interest in substitute Collateral having a fair market value equal to at least the amount of the proceeds of the refinancing net of applicable refinancing expenses, including, but not limited to, taxes, commissions and transfer fees. If such substitute Collateral shall comprise inventory and/or accounts receivable, (i) thirty (30) days' prior written notice shall be provided in the manner described in paragraph (b)(i) and (ii) below,
(ii) the value of such Collateral shall be deemed to be equal to the value thereof less applicable reserves as set forth in the financial statements of Ampex (or the owner of the Collateral) as prepared in accordance with GAAP, and
(iii) such security interest shall extend to all Ampex's domestic inventories and/or accounts receivable, as the case may be, but Ampex shall have the right to grant other security interests in its inventory and/or accounts receivable, as the case may be, provided that such other security interests shall be subordinated to the prior lien in favor of Hillside for obligations up to an aggregate of $7.5 million (or, if applicable, the amount of any refinancing of the Mortgaged Property, if greater). Any security interest in substitute Collateral shall be granted pursuant to a Security Document, in a form satisfactory to Hillside.

          (b) If Ampex intends to sell or refinance the Mortgaged Property (or any other substitute Collateral) free and clear of the mortgage and security interest and to provide Hillside with substitute Collateral (other than inventories and/or accounts receivable) pursuant to the provisions hereof, the following procedures shall apply:

               (i) Ampex shall provide written notice to Hillside, signed by the President or Chief Financial Officer of Ampex, of its intention to offer Hillside substitute Collateral for the existing Collateral, which notice shall include a precise description of the property or type of property and its location; the estimated fair market value of the substitute Collateral and the basis for the estimate; a description of any prior mortgage, lien, encumbrance, or security interest on such substitute Collateral; a description of any known or potential claim to such property by any other person; a description of any known purchases, sales or offers to purchase or sell the property or type of property involved;

               (ii) Hillside shall have thirty (30) days in which to respond, in writing, to Ampex's notice of its intention to substitute Collateral;

               (iii) If Hillside agrees to accept the substitute Collateral, or fails to respond, in writing, within such thirty (30) day period, Ampex shall provide Hillside with a security interest (or mortgage) in the substitute Collateral by executing the Security Document;

               (iv) If Hillside objects to Ampex, in writing, as to the fair market value of the proposed substitute Collateral (net of any portion which may be subject to any prior lien, encumbrance or other security interest of any kind), Ampex and Hillside shall jointly appoint an independent valuator, who is familiar with the type of property being offered as substitute Collateral and the market in which it could be sold;

               (v) The valuator shall render a written report to the parties, within thirty (30) days of his appointment, in which he shall state his opinion as to the fair value of the offered substitute Collateral, and such opinion shall be binding on both parties;

               (vi) Ampex shall bear the costs of the valuator, and, if
                    applicable, the costs incurred by Hillside in releasing its mortgage and security interest in the existing Mortgaged Property or previous substitute Collateral and obtaining, filing, and perfecting its security interest in the substitute Collateral;

               (vii) If the offered substitute Collateral is not of sufficient value for substitution, Ampex may at any time offer additional or different substitute Collateral in which event the foregoing procedures of this subsection (b) shall be applicable.

          Section 4.3 Recording and Opinions.
                      ----------------------

          (a) Ampex shall furnish to Hillside as soon as possible and promptly after the execution and delivery of any other instrument of further assurance or amendment granting, perfecting, protecting or preserving a lien pursuant to any Security Document, an opinion of counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of the mortgage or deed of trust, financing statements or other instruments necessary to make effective the liens intended to be created by the Security Documents, and reciting with respect to the security interests in the Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such lien effective.

          (b) At each point in time when a re-recording, re-registering or refiling of the mortgage or deed of trust, financing statements or other instruments necessary to continue the liens is required, Ampex shall furnish to Hillside an opinion of counsel, dated as of such date, either (i) stating that
(A) in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, rerecording, re-registering and refiling of all mortgages or deeds of trust, financing statements and continuation agreements and reciting with respect to the security interests in the Collateral the details of such action or referring to prior opinions of counsel in which such details are given, and (B) based on relevant laws as in effect on the date of such opinion of counsel, all deeds of trust, mortgages, financing statements, continuation statements and other instruments have been executed and filed that are necessary as of such date fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes hereunder and under the Security Documents with respect to the security interests in the Collateral or (ii) stating that in the opinion of such counsel, no such action is necessary to maintain the lien.

          Section 4.4 Release of Collateral.
                      ---------------------

          (a) Subject to subsection (b) of this Section 4.4, Collateral may be released from the lien created by this Agreement and the Security Documents on the terms set forth in the Security Documents and as provided hereby.

          (b) Except as otherwise provided in the Security Documents, at any time when a Default or Event of Default shall have occurred and be continuing and the maturity of the Notes shall have been accelerated (whether by declaration or otherwise) and Hillside shall have delivered a notice of acceleration to Ampex, no release of Collateral pursuant to the provisions of the Security Documents shall be effective as against the Holders of Notes.

          Section 4.5 Authorization of Actions to be Taken By Hillside Under the
                      ----------------------------------------------------------
Security Documents. Hillside is authorized to receive any funds for the benefit
------------------
of the Holders of Notes distributed under the Security Documents, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Agreement.

          Section 4.6 Termination of Security Interest. If this Agreement and
                      --------------------------------
the Joint Settlement Agreement shall have terminated and all Notes have been paid in full, Hillside and/or any Holder of Notes shall release the liens pursuant to this Agreement and the Security Documents.

          Section 4.7 Amendments, Waivers or Modifications of the Security
                      ----------------------------------------------------
Documents. Ampex will not amend, waive or modify, or take or refrain from taking
---------
any action which has the effect of amending, waiving or modifying any provision of any of the Security Documents to the extent that such amendment, waiver, modification or action would have an adverse effect on the rights of Hillside or the Holders of Notes under the Security Documents, provided that:

               (i) Collateral may be released or modified as expressly provided herein and in the Security Documents;

               (ii) liens and pledges may be released as expressly provided herein and in the Security Documents; and

               (iii) this Agreement and any of the Security Documents may be otherwise amended, waived of modified pursuant to Article X hereof.

          Section 4.8 Further Assurances. Ampex shall do, execute, acknowledge,
                      ------------------
deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances,, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as may be required from time to time in order
(i) to carry out more effectively the purposes of the Security Documents, (ii) to subject the Collateral to liens created by any of the Security Documents,
(iii) to perfect and maintain the validity, perfection, effectiveness and priority of any of the Security Documents and the liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Hillside for itself and the benefit of the Holders any of the rights granted or now or hereafter intended to be granted to Hillside for itself and the benefit of the Holders under the Security Documents or under any other instrument executed in connection therewith.

                                    ARTICLE V

                                    COVENANTS

          Section 5.1 Notice of Payment.
                      -----------------

          (a) Ampex hereby covenants that it shall direct the trustee of each Plan to provide notice in writing to Hillside, as soon as practicable, following receipt of a payment of a Required Contribution to either of the Plans.

          (b) If Ampex fails to make a Quarterly Contribution to either of the Plans at least thirty (30) days prior to the Extended Due Date for such Quarterly Contribution, Ampex will immediately notify Hillside in writing of the failure and whether Ampex is able and intends to make the Quarterly Contribution by the Extended Due Date.

          (c) No later than sixty (60) days prior to the Annual Due Date with respect to each Plan, Ampex will provide notice in writing to Hillside of Ampex's ability and intention to make the Annual Contribution to such Plan on or before the Annual Due Date.

          Section 5.2 Reports.
                      -------

          (a) With respect to each incorporated and unincorporated member of the Ampex Group, Ampex will provide, or cause to be provided, and with respect to each incorporated and unincorporated member of the Sherborne Group, SGI will provide, or cause to be provided, to Hillside (and any other member of the Hillside Group which is then a Holder) copies of each of the following to the extent that each such report or statement has been prepared for other purposes:

               (i) as soon as practicable, annual audited financial statements (income statement, balance sheet, statement of cash flow, statement of changes in shareholders' equity and any accompanying notes thereto);

               (ii) as soon as practicable, but in any event within sixty (60)
                    days after the end of each of the first three fiscal quarters of each fiscal year, and within one hundred and twenty (120) days after the end of each fiscal year,unaudited consolidated and consolidating balance sheets of the parent entity in each Group and its significant domestic subsidiaries as of the end of the fiscal quarter, and the related unaudited consolidated and consolidating statements of income, shareholders', equity and cash flows (or changes in financial position) for such quarter (and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter) or, in the case of the year-end information, for such fiscal year, and the corresponding figures as of the end of, and for, the corresponding period in the preceding fiscal year, together in each case with an appropriate Officer's Certificate. To the extent that financial statements are not otherwise prepared for a Reporting Entity, the Reporting Entity shall provide the respective underlying trial balances for the applicable period;

               (iii) as soon as practicable, monthly unaudited consolidated statements of income and related balance sheets of the parent entity in each Group;

               (iv) during the first quarter of each fiscal year, a financial forecast of income of the parent entity in each Group for such fiscal year, prepared on an annual and a quarterly basis; and

               (v)  within thirty (30) days of the Effective Date and every two
                    (2) years thereafter, an organization chart displaying the members of the Ampex Group, the Sherborne Group and any entity of which 20% or more of the equity interest is owned in the aggregate by members of the Ampex Group and the Sherborne Group (a "20% Owned Entity") and which also includes the persons or entities which own Ampex. Such chart shall indicate (separately as to each class of equity, including options and warrants, if any) the percentage ownership interest that members of the Group have in each other, in Ampex and in each 20% Owned Entity (as defined in the preceding sentence). Such chart shall be updated more often than every two (2) years if additional updating is necessary to keep Hillside reasonably informed of the current existing relationships.

          (b) Each Reporting Entity covenants to provide to Hillside with reasonable promptness as many of the following reports as are within the control of the Reporting Entity: SEC filings; projections for contributions for the next ten (10) years to be made available whenever prepared by the consulting actuary at the request of the Reporting Entity and in any event no less frequently than once every three (3) years; actuarial reports, participant data (to the extent reasonably requested) and Forms 5500 with Schedule B's and any other data reasonably requested relating to the Plans; debt covenant compliance analyses furnished to lenders; full monthly and annual reports or statements of the Master Trust in which one or both of the Plans participate; and copies of any reports or information submitted to the PBGC under the Joint Settlement Agreement. From time to time, upon Hillside's reasonable request, the parent entity of the Ampex Group and the parent entity of the Sherborne Group will make available to Hillside the chief executive officer or chief financial officer of such Group to answer questions concerning the financial statements furnished pursuant to clauses (i) - (iii) of subsection (a) above. The members of the Hillside Group shall maintain all information furnished pursuant to this Section
5.2 in confidence; provided that the Hillside Group shall not be required to maintain information in confidence to the extent it (i) is or becomes publicly available other than as a result of a disclosure by the Hillside Group; (ii) becomes available to the members of the Hillside Group on a nonconfidential basis from a source other than the Ampex Group, the Sherborne Group or the PBGC, provided that such source is not known by Hillside to be subject to any prohibition against transmitting such information to the Hillside Group; (iii) is required by Applicable Law to be disclosed; (iv) pertains to a legal dispute (whether conducted in the form of litigation, arbitration or alternative dispute resolution procedures) between one or more members of the Hillside Group and one or more of members of the Ampex Group and/or Sherborne Group for a breach of, or to enforce the terms of, this Agreement; or (v) is disclosed to any person who controls, is controlled by or is under common control with Hillside, provided that such person agrees to be bound by the same confidentiality requirements, and subject to the same exceptions, as Hillside.

          Section 5.3 Calculation of Surplus Cash and Net Income by Ampex. The chief financial officer of Ampex shall calculate and shall report to Hillside (and any other Holder):

               (i) the amount of Surplus Cash of Ampex within forty-five (45) days after the end of each fiscal quarters during which any Notes are outstanding;

               (ii) the amount of Net Income of Ampex within ninety (90) days after the end of each fiscal year during which Notes are outstanding.

          Section 5.4 Calculation of Surplus Cash by SGI. The Chief Financial
                      ----------------------------------
Officer of SGI shall calculate the amount of Surplus Cash of the Operating Sherborne Group and shall report such amount to Hillside (and any other Holder) within forty-five (45) days after the end of each fiscal quarter during which any Notes are outstanding.

          Section 5.5 Restrictions on Cash Infusions. No member of the Sherborne
                      ------------------------------
Group shall make, and no member of the Ampex Group shall accept, any Uncertified Sherborne Cash Infusion without advance written approval of Hillside.

          Section 5.6 Restrictions on Dividends.
                      -------------------------

          During the first two years that the Joint Settlement Agreement is in effect and, thereafter, during any period that an amount paid by a member of the Hillside Group for a Required Contribution to either of the Plans has not been repaid in full, and for a period of six months thereafter:

          (a) Without the prior approval of Hillside, no member of the Ampex Group shall make Company Distributions in excess of $500,000 in any fiscal year; provided however, that so long as there are no outstanding Notes from any Issuer to a member of the Hillside Group, no such prior approval shall be required for Ampex to declare and pay cash dividends or make other Company Distributions out of surplus available therefor under the Delaware General Corporation Law, on its common stock on a cumulative basis, not exceeding fifty percent (50%) of the Ampex Group Consolidated Net Income (as defined in the Certificate of Designations for the Preferred

Stock) earned for the period from April 1, 1994 through the fiscal quarter immediately preceding the proposed payment date (provided, however, that for purposes of calculating surplus, net assets shall be determined in accordance with GAAP substantially as reflected in Ampex's latest balance sheet at the date of this Agreement and the current negative surplus shall have been eliminated and additional surplus shall have been created through net profits earned, and/or equity offerings or other transactions consummated, after the date hereof and not through revaluation of assets).

          (b) Without the prior approval of the Hillside Group, no member of the Sherborne Group shall make Company Distributions in excess of $500,000 in any fiscal year; provided, however, that so long as there are no outstanding Notes from any Issuer to a member of the Hillside Group no such prior approval shall be required to declare and pay cash dividends or make other Company Distributions out of surplus available therefor under the Delaware General Corporation Law, on a cumulative basis not exceeding fifty percent (50%) of its Consolidated Net Income (as defined in the Indenture, dated as of March 1, 1987, between SGI and United States Trust Company in New York, as Trustee) earned for the period from April 1, 1994 through the fiscal quarter immediately preceding the proposed payment date.

          Section 5.7 Grantor Trusts. During the period of the duration of the
                      --------------
Joint Settlement Agreement, no member of the Ampex Group or the Sherborne Group (or AFC) shall transfer any amounts to a trust the assets of which are not available to creditors in the absence of the commencement of a bankruptcy proceeding.

          Section 5.8 Cooperation.
                      -----------
          (a) To the extent that any action which has been or will be taken in order to eliminate the Controlled Group relationship between the members of the Hillside Group and the members of the Sherborne Group, if any, and to amend the Newhill Partners limited partnership agreement, as contemplated by the memorandum dated November 3, 1994 to Mr. Griffin from Messrs. Schwarz and Glaser, reasonably requires Edward Bramson's consent (or the consent of any entity directly or indirectly controlled by him), Bramson (or such controlled entity) will provide the required consent provided that such action shall not adversely affect the interests of any other partner of Newhill Partners.

          (b) To the extent that any provision in the Joint Settlement Agreement is dependent upon a rating of Ampex debt by a recognized rating agency, Ampex shall reasonably cooperate with the rating agency in establishing a rating, and if no such debt is outstanding, have its "theoretical debt" rated.

          (c) To the extent that either of the Plans must be amended to effectuate any provision of this Agreement, the Plan Sponsor and/or the employer shall cause the Plan to be so amended.

          Section 5.9 Notices, etc.
                      ------------

          (a) Hillside will immediately advise Ampex and SGI of any notice (whether written or oral) of intent to terminate either of the Plans issued by Hillside or any member of the Hillside Group or received from the PBGC, and to the extent permitted by law will afford the members of the Ampex Group and/or the Sherborne Group the opportunity to contest any such proposed Plan termination, and to participate, at their own expense in any termination proceeding initiated by the PBGC.

          (b) Ampex or SGI, whichever is applicable, shall notify Hillside of any Company Distribution made in property (excluding cash and stock dividends) at least ten (10) days prior to the date on which the property is to be distributed. Such notice shall include (i) the nature of the property, (ii) the value of the property and (iii) the method by which the property was valued.

          (c) In the event that a member of the Hillside Group has assumed a Plan, such member of the Hillside Group shall notify Ampex of its intention to make a contribution to the Plan at least ten (10) days prior to the date on which it will make a contribution to such Plan.

          Section 5.10 Foreign Subsidiaries. No member of the Ampex Group or the
                       --------------------
Sherborne Group shall transfer cash to any foreign subsidiaries (including joint ventures and partnerships) in excess of amounts reasonably necessary, in the good faith judgment of their respective Boards of Directors, for the commercial and financial requirements of such subsidiaries. Domestic facilities of the members of the Ampex Group and the Sherborne Group shall not be relocated abroad except for commercial reasons as determined in good faith by the applicable Board of Directors. The members of the Ampex Group and the Sherborne Group shall not transfer ownership of domestic facilities to foreign subsidiaries. The members of the Ampex Group and the Sherborne Group shall use their best efforts to repatriate surplus cash not reasonably required for subsidiaries' needs, to the extent legally permissible.

          Section 5.11 AFC. Ampex shall maintain AFC as a special purpose
                       ---
finance subsidiary which shall conduct its business substantially as presently being conducted and shall not enter into new lines of business. If AFC ceases to be maintained solely as a special purpose finance subsidiary wholly owned by Ampex, it shall immediately thereafter (i) be considered a member of the Ampex Group for all purposes under this Agreement, (ii) be jointly and severally liable to the members of the Hillside Group on the same basis as each other member of the Ampex Group and (iii) shall no longer be excluded from the quarterly calculation of Surplus Cash, as such term is defined in Section 1.1(bw), above.

                                   ARTICLE VI

                      RELEASES AND RESTRICTED TRANSACTIONS

          Section 6.1 Release. If, as the result of the sale or disposition (by
                      -------
merger, consolidation or otherwise) of a member of the Ampex Group (other than Ampex) or a member of the Sherborne Group (other than Sherborne or Newhill Partners), such member ceases to be a member of such Group, that entity shall be deemed released from all Obligations under this Agreement, without any further action required on the part of any Holder; provided, that (i) the sale or disposition is for Fair Market Value as evidenced by a resolution of the Board of Directors of the seller or transferor set forth in an Officer's Certificate delivered to Hillside, (ii) the sale or disposition is to a Non-Affiliate (other than a sale or disposition of Media), and (iii) at least fifty percent (50%) of the equity value of such entity is sold or disposed of; and provided, further, that with respect to the sale or disposition of any member of the Ampex Group or Sherborne Group (other than Media), no more than twenty-five percent (25%) of the consideration received consists of the satisfaction of preexisting debt. Any member of the Ampex Group or the Sherborne Group not so released remains liable for the Obligations as if the transaction has not occurred. Nothing in this Section 6.1 shall impose any liability on a member of the Sherborne Group which would conflict with or constitute a default under any Loan Document existing on the Effective Date.

          Section 6.2 Restrictions on Asset Sales. No member of the Ampex Group
                      ---------------------------
or the Sherborne Group shall sell or transfer (other than in the ordinary course of its business) any asset to any person other than a Non-Affiliate, without the prior written consent of Hillside; provided, however, that this Section 6.2 shall not apply to a sale or transfer of assets if (A) the transaction is for fair market value (as determined in good faith by the Board of Directors of the seller or transferor, using any reasonable method of valuation), and written notice thereof shall have been furnished to Hillside within thirty (30) days after such transaction, which notice shall include the nature of the assets, the identity of the purchaser or transferee, and the fair market value of the asset and the basis for such determination, or (B) the purchaser or transferee is, at the time of the date of such transaction, jointly and severally liable for the Obligations and is not subject to Loan Document Limitations which would impair its ability to perform the Obligations hereunder to a greater extent than the Loan Document Limitations to which the seller or transferor is subject. This shall not apply to (i) any Company Distribution or any distribution which would be a Company Distribution but for Section 1.1(s)(i)-(v), (ii) any transfer pursuant to a merger or consolidation permitted by Section 3.3, (iii) any cash contributions by a member of the Ampex Group to the capital of any direct or indirect subsidiary of the contributor, (iv) transactions in any fiscal year involving individually or in the aggregate less than five percent (5.0%) of the consolidated assets of the seller or transferor as shown on its most recent balance sheet prepared in accordance with GAAP, (v) repayment of any indebtedness of the transferor to the transferee or transfers pursuant to enforcement of a security interest permitted by this Agreement, (vi) loans or advances among or between members of the Sherborne Group or the Ampex Group, or
(vii) payment of compensation
or remuneration to an individual, nor shall this Section 6.2 be deemed to restrict transfers to the extent such a restriction would violate any of the Loan Document Limitations.

          Section 6.3 Specific Performance for Certain Breaches. In addition to
                      -----------------------------------------
the legal remedies otherwise available to Hillside or any member of the Hillside Group for a breach of any provision of this Agreement, in the event that any member of the Ampex Group or Sherborne Group breaches the provision of Section
6.2 or willfully breaches any other provision of this Agreement, Hillside or any member of the Hillside Group may seek specific performance of the breached provision, including the rescission of any transaction which constitutes such breach. Nothing in this Section 6.3 shall otherwise limit the rights of any of the parties to enforce the terms of this Agreement or seek damages for the breach thereof.

                                  ARTICLE VII

                      CONTROL OF INVESTMENT OF PLAN ASSETS

          Section 7.1 Investment of Plan Assets; Election to Become Named
                       --------------------------------------------------
Fiduciary.
---------

          (a) To the extent permitted by Applicable Law, during any period of time that this Agreement is in effect, the guidelines for the investment of each Plan's assets, as set forth in subsection (b) shall not be changed without the prior written consent of Hillside (or if a member of the Hillside Group is serving as named fiduciary or assumes a Plan, Ampex) which consent shall not be unreasonably withheld.

          (b) During the period of time that this Agreement is in effect:

               (i) no more than sixty percent (60%) of the portfolio held by each Plan shall be invested in equities and no more than sixty percent (60%) of the portfolio held by each Plan shall be invested in fixed income securities;

               (ii) at least sixty percent (60%) of the equity portfolio held by each Plan shall be invested in S&P 500 stocks or foreign equivalents;

               (iii) no more than twenty-five (25%) of the equity portfolio held by each Plan shall be invested in foreign securities;

               (iv) the average maturity of the fixed income portfolio held by each Plan shall not exceed fourteen (14) years;

               (v) no more than fifteen percent (15%) of the portfolio held by each Plan shall be invested in non-investment grade securities;

               (vi) not less than ninety percent (90%) of each Plan's portfolio shall be managed by investment managers, within the meaning of Section 3(38) of ERISA;

               (vii) generally, no manager shall control more than thirty-five percent (35%) of each Plan's portfolio, except that there may be a single manager of fixed income securities;

               (viii) at least ninety percent (90%) of each Plan's portfolio shall be managed by managers each having at least $100 million of assets under management; and

               (ix) at least fifty percent (50%) of each Plan's portfolio shall be managed by managers each having at least $500 million of assets under management;

(excluding in each case for purposes of clauses (viii) and (ix) funds managed on behalf of the manager or any of its affiliates or on behalf of the members of the Ampex Group or the Sherborne Group or any of their benefit plans, including but not limited to the Plans). Assets shall be valued as of the last day of each Plan Year after the date of this Agreement and any resulting reductions or reallocations as between managers or investment categories, if any, shall be completed within ninety (90) days after year end. For purposes of clause (i) only, non-investment grade securities shall be treated as equities. Any investments held in employer securities or cash shall be ignored in applying any of the manager or investment allocations or limitations described above. Direct obligations of the U.S. Treasury with maturities of two (2) years or less shall be treated as cash for purposes of this subsection (b).

          (c) No further investment on behalf of any Plan shall be made in any security which would be considered an "employer security" under Section 407 of ERISA, with respect to Ampex (determined for this purpose as if each member of the Sherborne Group, but no member of the Hillside Group, is affiliated with Ampex). Nothing herein shall prohibit the exchange or conversion of employer securities for other employer securities or the receipt of additional employer securities as a dividend or distribution on or in respect of employer securities held by a Plan.

          (d) Hillside shall have the option, but not the obligation, at any time at which the members of the Hillside Group collectively hold Notes in an outstanding principal amount of $3.1 million or more to become, or cause a member of the Hillside Group to become, the sole named fiduciary with respect to investment and management of assets of the Plans in place of Ampex or any member of the Ampex Group then responsible for investment and management of assets of the Plans or to assume, or cause a member of the Limited Hillside Group to assume as Plan Sponsor and plan administrator, the Systems Plan and/or the Media Plan. In either such case, such member of the Limited Hillside Group will also assume the responsibility for all investment decisions, including appointing, retaining or removing investment managers and setting investment guidelines for the Plan or Plans which it has assumed or become the named fiduciary of, subject to the guidelines referred to in subsection (a) and specified in subsection (b), above. If Hillside elects to become, or cause another member of the Limited Hillside Group to become, named fiduciary or to assume either of the Plans, Hillside shall indemnify (and shall pay all reasonable costs and expenses including attorney's fees incurred by) the members of the Ampex Group and the Sherborne Group for any claim against any members of the Ampex Group or the Sherborne Group resulting from such member of the Limited Hillside Group's actions with respect to investment management of assets of such Plan and the administration of the Plan, but not for any claims brought by any member of the Ampex Group or Sherborne Group (or AFC) which at the time of the claim controls, is controlled by or is under Common Control with another member of the Ampex Group or Sherborne Group. If Hillside elects, or causes a member of the Limited Hillside Group to elect, to become named fiduciary with respect to investment and management of assets but not assume a Plan, then at any time after all outstanding Notes have been repaid and a member of the Ampex Group has made Required Contributions equal to at least $3.1 million to the Plans after the date on which Hillside or another member of the Limited Hillside Group became named fiduciary with respect to investment and management of assets, Ampex may elect to become or cause another member of the Ampex Group to become named fiduciary of the Plan or Plans with respect to the management of Plan assets. Notwithstanding the foregoing, if any congressional legislation is enacted after the Effective Date the result of which is to increase the amount of the Required Contributions to the Plans, the thresholds for Hillside's right to assume the Plan or Plans or become named fiduciary thereof and Ampex's right to become named fiduciary shall be increased to an amount equal to the lesser of (i) three-fourths (3/4ths) of the aggregate Annual Contributions for the Plans for the then current Plan year or (ii) $5.1 million.

          (e) In the event that Hillside elects to become named fiduciary of, or to assume, or cause another member of the Limited Hillside Group to become named fiduciary of or to assume, the Systems Plan and/or the Media Plan, the assets of each such Plan shall be withdrawn from the Master Trust and (i) if Hillside has elected to become, or to cause another member of the Limited Hillside Group to become, named fiduciary without assuming the Plan or Plans, such amount shall be transferred to a new trust which shall be established by Ampex for this purpose (with the same trustee as the Master Trust, or with such other trustee as Ampex may determine subject to the written consent of Hillside) or (ii) in the event Hillside has elected to assume, or cause another member of the Limited Hillside Group to assume, the Plan or Plans, such amount shall be transferred to a new trust which shall be established by Hillside (or such other Limited Hillside Group member) for this purpose. In allocating the assets of the Master Trust among the plans invested therein, all assets shall be allocated on a pro rata basis.

          (f) In the event that Hillside or a member of the Limited Hillside Group assumes a Plan, thereafter Hillside shall provide, or cause such other member of the Limited Hillside Group to provide, Ampex with actuarial reports, projections for contributions, participant data and Forms 5500 with Schedule B's and any other data reasonably requested with respect to such assumed Plan.

          (g) If on the later of (i) the date on which the Joint Settlement Agreement shall terminate and (ii) the date on which all Notes and other obligations hereunder have been satisfied in full, a member of the Limited Hillside Group is a Plan Sponsor, the employer of the participants in such Plan, or an entity which is under Common Control with such employer, shall have the right to assume said Plan.

                                  ARTICLE VIII

                               CONTROL OVER PLANS

          Section 8.1 Control over Plans.
                      ------------------

          (a) Ampex (or any member of the Ampex Group that becomes Plan Sponsor) shall continue each of the Plans for the duration of the Joint Settlement Agreement unless (i) a member of the Limited Hillside Group assumes such Plan or
(ii) such Plan becomes sufficiently funded to qualify for a Standard Termination in which case the then Plan Sponsor shall promptly provide the required notices (with copies to Hillside) for a Standard Termination and terminate such Plan at the earliest practicable date.

          (b) No member of the Ampex Group (or AFC) shall (i) amend either of the Plans to resume accruals thereunder, (ii) adopt any other plan which is subject to Title IV of ERISA or (iii) enter into any transaction which would result in any member of the Ampex Group or AFC becoming jointly and severally liable for contributions to or termination liability for a plan subject to Title IV of ERISA.

          (c) Ampex (or any member of the Ampex Group that becomes a Plan Sponsor) shall not apply for a Funding Waiver for either Plan without the advance written approval of Hillside.

          (d) Ampex (or any member of the Ampex Group that becomes a Plan Sponsor) shall not permit any plan-to-plan transfers of either assets or liabilities from or to either of the Plans or any plan mergers involving either Plan as long as this Agreement is in effect without Hillside's advance written approval which shall not be unreasonably withheld.

          (e) Ampex (or any member of the Ampex Group that becomes a Plan Sponsor) to the extent permitted by Applicable Law shall not change either Plan's actuary without the advance written approval of Hillside. If either Plan's actuary proposes to change its actuarial methods or assumptions from those used in the January 1, 1994 actuarial reports attached hereto as Exhibit C, such proposal shall first be submitted in writing to Hillside and if Hillside finds such changes to be unreasonable, then to the extent permitted by Applicable Law, Ampex will appoint a successor actuarial consultant acceptable to Ampex and to Hillside.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

          Section 9.1 General Representations and Warranties. Each of the
                      --------------------------------------
members of the Ampex Group and the Sherborne Group represents and warrants to Hillside, and each member of the Limited Hillside Group represents and warrants to Ampex and SGI, that it has full power and authority to enter into this Agreement and that this Agreement constitutes a legal, valid, and binding obligation of each of the members of the Ampex Group, the Sherborne Group and the Limited Hillside Group, as the case may be, enforceable against each of the members of the Ampex Group, the Sherborne Group and the Limited Hillside Group, as the case may be, in accordance with its terms.

          Section 9.2 Additional Representations and Warranties. Each member of
                      -----------------------------------------
the Ampex Group and Sherborne Group represents and warrants to Hillside that:

          (a) No Violation. As of the date of this Agreement, none of the
              ------------
execution or delivery by each member of the Ampex Group and the Sherborne Group of this Agreement or any other agreement or instrument contemplated hereby (i) will violate (A) any provision of Applicable Law, or the certificate of incorporation or bylaws (or similar governing documents) of such entity or (B) any indenture, agreement or other instrument to which any member of the Ampex Group or the Sherborne Group is a party or by which such entity or any of such entity's property is bound, (ii) will conflict with or result in a breach of any of the terms, covenants, conditions or provisions of any such indenture, agreement or instrument, or constitute (with notice or lapse of time or both) a default thereunder, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any property or assets of any member of the Ampex Group or the Sherborne Group pursuant to any such indenture, agreement or other instrument.

          (b) True and Complete Disclosure, No Material Misstatements. All
              -------------------------------------------------------
factual information provided herein or heretofore provided in connection with this Agreement was true and accurate in all material respects on the date as of which such information was dated or certified. As of the Effective Date, all financial statements and projections concerning the Ampex Group and the Sherborne Group that are or have been made available to Hillside have been or will be prepared in good faith. As of the Effective Date, there is no fact known to any entity in the Ampex Group or the Sherborne Group which could reasonably be expected to materially and adversely affect the business, operations, property, assets or condition (financial or otherwise) of the members of the Ampex Group or the Sherborne Group, taken as a whole, which has not been disclosed herein or in such other documents, certificates and statements furnished to Hillside or its advisors or otherwise made available to the public for use in connection with the transactions contemplated hereby.

          Section 9.3 Additional Representations and Warranties of Ampex. Ampex
                      --------------------------------------------------
hereby represents and warrants the following to Hillside as of the Effective
Date:

          (a) All Required Contributions for the Plans due prior to the Effective Date, including but not limited to the Quarterly Contribution due on July 15, 1994 and the Required Contribution due on September 15, 1994, have been paid;

          (b) No Funding Waivers have been applied for or received with respect to the Plans;

          (c) Ampex has provided to Hillside a copy of each contract which would have an impact upon the calculation of the Surplus Cash of Ampex; and

          (d) The signatories to this Agreement and AFC, Xepma I Inc., Xepma IV Inc. and NHI are the only domestic entities under Common Control with Ampex or Ampex Media which have assets in excess of $10,000, except for any member of the Hillside Group which the PBGC asserts is under such Common Control.

          Section 9.4 Additional Representations and Warranties of SGI. SGI
                      ------------------------------------------------
hereby represents and warrants to Hillside that it has provided to Hillside a copy of each contract which would have an impact upon the calculation of the Surplus Cash of SGI.

                                   ARTICLE X

                               GENERAL PROVISIONS

          Section 10.1 Entire Agreement. This Agreement and the Exhibits hereto
                       ----------------
and the Joint Settlement Agreement and the exhibits thereto contain the entire and exclusive agreement and understanding of the parties and supersede all prior agreements, understandings, commitments and proposals, oral or written, between the parties relating to the subject matter hereof, and no other agreement or understanding exists except as expressly set forth herein. The parties agree that should a court be called upon to interpret any provision of this Agreement, previous drafts shall not be used by any party in any manner to support its interpretation of the meaning of this Agreement. Each party hereto and its counsel have reviewed this Agreement and have participated in its drafting and, accordingly, no party shall attempt to invoke the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party in any interpretation of this Agreement.

          Section 10.2 Governing Law and Jurisdiction.
                       ------------------------------

          (a) This Agreement shall be interpreted in accordance with and governed by the law of the State of New York (without regard to choice of law provisions), except to the extent preempted by Federal law.

          (b) Each member of the Ampex Group and AFC hereby irrevocably appoints Ampex as its agent for service of process in respect of any action or proceeding with respect to any dispute arising under or pertaining to this Agreement.

          (c) Each member of the Sherborne Group hereby irrevocably appoints SGI as its agent for service of process in respect of any action or proceeding with respect to any dispute arising or pertaining to this Agreement.

          (d) Each member of the Limited Hillside Group hereby irrevocably appoints Hillside as its agent for service of process with respect to any action or proceeding with respect to any dispute arising under or pertaining to this Agreement.

          (e) Any lawsuit or claim arising under or relating to this Agreement shall be brought in a United States District Court of competent jurisdiction or if no United States District Court has competent jurisdiction, then in the appropriate Court in the State of New York.

          Section 10.3 Modifications. No provision of this Agreement (including
                       -------------
the Exhibits hereto) may be modified or amended, except pursuant to an agreement entered into by Hillside, the members of the Ampex Group and the members of the Sherborne Group evidenced by written instruments signed by their authorized representatives and no provision of this Agreement may be waived except pursuant to a written instrument signed by the authorized representative of the waiving party.

          Section 10.4 Notices. Any notice, consent, approval or other
                       -------
communication required or permitted under this Agreement shall be in writing and shall be delivered by hand or overnight courier service, sent by telefacsimile transmission or other wire transmission (with request for assurance of receipt in a manner customary for communications of such respective type), or by certified or registered mail, postage prepaid, and shall be deemed duly given when so delivered or sent by telefacsimile transmission or if sent by overnight courier service, on the first Business Day after dispatch by overnight courier, or if sent by certified or registered mail, five Business Days after the date of dispatch to the following respective addressees at the address or telefacsimile number set forth below:

To Ampex and
         members of the
         Ampex Group:                       Ampex Corporation
                                            401 Broadway

                                            Redwood City, CA 94063-3199
                                            Attention: Edward Bramson
                                            Telefacsimile No.: (415) 367-4669

                                            with copies to:
                                            Battle Fowler LLP
                                            Park Avenue Tower
                                            75 East 55th Street
                                            New York, N.Y. 10022
                                            Attention: David Griffin, Esq.
                                            Telefacsimile No.: (212) 856-7810

To Lanesborough
         Corporation and
         members of the
         Sherborne Group:                   Lanesborough Corporation
                                            Park Avenue Tower
                                            65 East 55th Street
                                            New York, N.Y. 10022
                                            Attention: Craig McKibben
                                            Telefacsimile No.: (212) 754-9591

                                            with copies to:

                                            Battle Fowler LLP
                                            Park Avenue Tower
                                            75 East 55th Street
                                            New York, N.Y. 10022
                                            Attention: David Griffin, Esq.
                                            Telefacsimile No.: (212) 856-7810

To Hillside and
         members of the
         Hillside
         Group:                             Hillside Capital Incorporated
                                            405 Park Avenue
                                            New York, New York 10022
                                            Attention: John Irwin III
                                            Telefacsimile No.: (212) 759-4831

                                            with copies to:
                                            Stroock & Stroock & Lavan
                                            7 Hanover Square
                                            New York, N.Y. 10004

                                            Attention: Mark S. Wintner, Esq.
                                            Telefacsimile No.: (212) 806-6006

                                            Patterson, Belknap, Webb & Tyler
                                            1133 Avenue of the Americas
                                            New York, N.Y. 10036
                                            Attention:  Stephen W. Schwarz, Esq.
                                            Telefacsimile No: (212) 336-2222

or to such other entities or addresses as any entity entitled to notice hereunder may from time to time designate by notice in accordance with this
Section 10.4 to the other party or parties. If the effective date of notice shall fall upon a day that is not a Business Day, notice shall not be deemed effective until the next Business Day.

          Section 10.5 No Waiver. No failure of any party to this Agreement to
                       ---------
enforce at any time any of the provisions of this Agreement or to exercise any option under this Agreement and no course of dealing between or among any member of the Ampex Group, the Hillside Group and/or, the Sherborne Group shall be construed to be a waiver of any such provision or option, or shall in any way affect the validity of this Agreement or the right of any party to enforce each and every one of its provisions or options.

          Section 10.6 Benefits. This Agreement shall be binding upon and inure
                       --------
to the benefit of the parties hereto and their respective permitted successors and assigns. Wherever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to refer to and include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any party that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

          Section 10.7 Execution. This Agreement may be executed in any number
                       ---------
of identical counterparts, each of which shall be an original as against the party who signed it, and all of which together shall constitute one and the same instrument. No party to this Agreement shall be bound by this Agreement until a counterpart has been executed by or on behalf of each party hereto.

          Section 10.8 Captions. The captions to the several Articles and
                       --------
Sections of this Agreement and the table of contents have been inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 10.9 Severability. Any provision of this Agreement that shall
                       ------------
be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereto.

          Section 10.10 Survival. The obligations, agreements, indemnities,
                        --------
representations, and warranties contained in this Agreement shall not be affected by and shall survive and shall continue in effect following the execution and delivery of this Agreement and shall be and continue in effect notwithstanding any waiver of compliance with any of the terms, provisions, or conditions of this Agreement.

          Section 10.11 Termination. If Ampex is the Plan Sponsor of any Plan
                        -----------
which has not terminated, this Agreement shall terminate, upon the later of (i) the date on which the Joint Settlement Agreement shall terminate, and (ii) the date on which all Notes and other obligations hereunder have been satisfied in full.

          Section 10.12 Deductions. Nothing in this Agreement shall limit any
                        ----------
party to claim a deduction for, and to expense, any contribution to the Plans as it in its sole discretion deems appropriate.

          Section 10.13 Effective Date. This Agreement shall be effective as of
                        --------------
the Effective Date. If the Joint Settlement Agreement shall cease to be effective pursuant to section 16.12(b) thereof (on account of a failure to satisfy the NHI Reorganization Condition, as defined therein), this Agreement shall simultaneously cease to be effective; provided, that this Agreement shall continue in effect with respect to any Obligations which actually arose between the Effective Date and the date this Agreement ceases to be effective; and, provided further, that if the parties to the Joint Settlement Agreement subsequently reach a new joint settlement agreement which will avoid the termination of the Systems Plan and the Media Plan and preserve the primary and back-up liability for the Plans of the Ampex Group and the Hillside Group, respectively, then the parties to this Agreement shall use their best efforts to reach a new agreement substantially similar to this Agreement, in light of the difference, if any, between the Joint Settlement Agreement and the subsequent agreement by and among the parties to the Joint Settlement Agreement and in light of any changed circumstances beyond the control of the parties and not contemplated by this Agreement or the Joint Settlement Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   AMPEX GROUP
                                   -----------


AMPEX CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX MEDIA HOLDINGS INCORPORATED


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX MEDIA CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No              212-754-9591


AMPEX RECORDING MEDIA CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591

AMPEX DATA SYSTEMS CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX FINANCE CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX INTERNATIONAL CREDIT CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX INTERNATIONAL SALES CORPORATION


By:      /s/ Joel D. Talcott
         -----------------------------------------------------
         Name:    Joel D. Talcott
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX MEDIA INTERNATIONAL CORPORATION


By:      /s/ Joel D. Talcott
         -----------------------------------------------------
         Name:    Joel D. Talcott
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591

AMPEX DATA SYSTEMS CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX FINANCE CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX INTERNATIONAL CREDIT CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:    Craig L. McKibben
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX INTERNATIONAL SALES CORPORATION


By:      /s/ Joel D. Talcott
         -----------------------------------------------------
         Name:    Joel D. Talcott
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591


AMPEX MEDIA INTERNATIONAL CORPORATION


By:      /s/ Joel D. Talcott
         -----------------------------------------------------
         Name:    Joel D. Talcott
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No:  212-754-9591

AMPEX LEASING CORPORATION


By:      /s/ Joel D. Talcott
         -----------------------------------------------------
         Name:    Joel D. Talcott
         Title:   Vice President
         Telephone No:       212-935-6144
         Fax No.: 212-754-9591

                    LIMITED HILLSIDE GROUP:
                             HILLSIDE CAPITAL INCORPORATED


                             By: /s/ John N. Irwin III
                                 -----------------------------------------------
                                 John N. Irwin III
                                 Managing Director


                             HILLSIDE INDUSTRIES INCORPORATED


                             By: /s/ John N. Irwin III
                                 -----------------------------------------------
                                 John N. Irwin III, Managing Director


                             TEEPAK INTERNATIONAL, INC.
                                 (a Delaware Corporation)


                             By: /s/ Martin J. Fitzgerald
                                 -----------------------------------------------
                                 Martin J. Fitzgerald, Vice President


                             TEEPAK, INC.:


                             By: /s/ Martin J. Fitzgerald
                                 -----------------------------------------------
                                 Martin J. Fitzgerald, Vice President


                             TEEPAK INVESTMENTS, INC.


                             By: /s/ Martin J. Fitzgerald
                                 -----------------------------------------------
                                 Martin J. Fitzgerald, Vice President


                             TEEPAK INTERNATIONAL II, INC.


                             By: /s/ Martin J. Fitzgerald
                                 -----------------------------------------------
                                 Martin J. Fitzgerald, President


                             TEEPAK ACQUISITION CORPORATION


                             By: /s/ Martin J. Fitzgerald
                                 -----------------------------------------------
                                 Martin J. Fitzgerald, Treasurer


                             TEEPAK PLASTICS, INC.


                             By: /s/ Martin J. Fitzgerald
                                 -----------------------------------------------
                                 Martin J. Fitzgerald, Treasurer

                                 SHERBORNE GROUP
                                 ---------------

NEWHILL PARTNERS, L.P.


By:  Sherborne & Company, Inc., General Partner


         By:        /s/ Craig L. McKibben
                    ------------------------------------------
                    Name:    Craig L. McKibben
                    Title:   Vice President
                    Telephone No:       212-759-6301
                    Fax No:  212-754-9591


SHERBORNE HOLDINGS CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:      Craig L. McKibben
         Title:     Vice President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591


LANESBOROUGH CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:      Craig L. McKibben
         Title:     Vice President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591


BUFFALO COLOR CORPORATION


By:      /s/ Kenneth W. McCourt
         -----------------------------------------------------
         Name:      Kenneth W. McCourt
         Title:     President and Chief Executive Officer
         Telephone No:       212-759-6301
         Fax No:             212-754-9591

                                 SHERBORNE GROUP

NEWHILL PARTNERS, L.P.


By: Sherborne & Company, Inc., General Partner


         By:        /s/ Craig L. McKibben
                    ------------------------------------------
                    Name: Craig L. McKibben
                    Title: Vice President
                    Telephone No: 212-759-6301
                    Fax No: 212-754-9591


SHERBORNE HOLDINGS CORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name: Craig L. McKibben
         Title: Vice President
         Telephone No: 212-759-6301
         Fax No: 212-754-9591


SHERBORNE GROUP INCORPORATION


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name: Craig L. McKibben
         Title: Vice President
         Telephone No: 212-759-6301
         Fax No: 212-754-9591


BUFFALO COLOR CORPORATION


By:      /s/ Kenneth W. McCourt
         -----------------------------------------------------
         Name: Kenneth W. McCourt
         Title: President and Chief Executive Officer
         Telephone No: 212-759-6301
         Fax No: 212-754-9591

BCC INVESTMENTS CO., INC.


By:      /s/ Kenneth W. McCourt
         -----------------------------------------------------
         Name:      Kenneth W. McCourt
         Title:     President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591


319 HOLDINGS INCORPORATED


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:      Craig L. McKibben
         Title:     Vice President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591


NH BOND CORP.


By:      /s/ Edward J. Bramson
         -----------------------------------------------------
         Name:      Edward J. Bramson
         Title:     Vice President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591


XEPMA II INC.


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:      Craig L. McKibben
         Title:     Vice President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591

XEPMA III INC.


By:      /s/ Craig L. McKibben
         -----------------------------------------------------
         Name:      Craig L. McKibben
         Title:     Vice President
         Telephone No:       212-759-6301
         Fax No:             212-754-9591

                                    Exhibit A

                                Contribution Note

    $                                            [Date of Required Contribution]
     ----------------

          For value received, [Issuer], a           corporation (the "Obligor"),
                                          ---------
promises to pay to the order of               (the "Holder"), the amount of $
                                -------------
              (the "Principal Amount"), together with interest computed at the
-------------
rate provided for in the Agreement, dated December 1, 1994 but effective as of November 22, 1994 (as the same may be amended from time to time, the "Agreement"), among the Ampex Group, the Limited Hillside Group and the Sherborne Group (each as defined therein). Principal and interest payments shall be made in accordance with the provisions of Article II of the Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of
             New York, New York.
------------

          Interest shall be paid quarterly, in arrears, commencing on 199_,
and $              of the Principal Amount shall be due and payable on the first
     -------------
anniversary of the date hereof, $              of the Principal Amount shall be
                                 -------------
due and payable on the second anniversary of the date hereof, and the balance, if any, of the Principal Amount shall be due and payable on the fourth anniversary of the date hereof.

          This note may not be transferred to any person who is not a member of the Hillside Group or the Sherborne Group.

          This note is one of the Notes referred to in the Agreement. Terms defined in the Agreement are used herein with the same meanings. Reference is made to the Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof and other provisions governing this Note.

                                                  [ISSUER]


                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------

                                Termination Note

$                                   [Date of Payment of Termination
 --------------
                                    Liability or Termination Contribution]

          For value received, [Issuer], a                    corporation (the
                                          ------------------
"Obligor"), promises to pay to the order of               (the "Holder"), the
                                            -------------
amount of $                  (the "Principal Amount"), together with interest
           -----------------
computed at the rate provided for in the Agreement, dated December 1, 1994 but effective as of November 22, 1994 (as the same may be amended from time to time, the "Agreement"), among the Ampex Group, the Limited Hillside Group and the Sherborne Group (each as defined therein). Principal and interest payments shall be made in accordance with the provisions of Section 2.2(d)(i) of the Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of
                                      New York, New York.
------------------------------------

          Interest shall be paid quarterly, in arrears, commencing on 199  , and
                                                                         --
$               of the Principal Amount shall be due and payable quarterly
 --------------
commencing on          , 199   and continuing until the full Principal Amount
              ---------     --
has been repaid.

          This note may not be transferred to any person who is not a member of the Hillside Group or the Sherborne Group.

          This note is one of the Notes referred to in the Agreement. Terms defined in the Agreement are used herein with the same meanings. Reference is made to the Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof and other provisions governing this Note.

                                                  [ISSUER]


                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------

                             Media Termination Note

$                                           [Date of Payment of Termination
 -------------                              Liability or Termination
                                            Contribution)

          For value received, [Issuer], a                      corporation (the
                                          --------------------
"Obligor"), promises to pay to the order of (the "Holder"), the amount of
$                      (the "Principal Amount"), together with interest computed
 ---------------------
at the rate provided for in the Agreement, dated December 1, 1994 but effective as of November 22, 1994 (as the same may be amended from time to time, the "Agreement"), among the Ampex Group, the Limited Hillside Group and the Sherborne Group (each as defined therein). Principal and interest payments shall be made in accordance with the provisions of Section 2.2(d)(ii) of the Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at
the office of                     , New York, New York.
              --------------------

          $           of the Principal Amount shall be due and payable on the
           ----------
first anniversary of the date hereof, and $          of the Principal Amount
                                           ---------
shall be due and payable on the second, third and fourth anniversaries of the date hereof. The balance, if any, of the Principal Amount shall be due and payable on the fifth anniversary of the date hereof.

          This note may not be transferred to any person who is not a member of the Hillside Group or the Sherborne Group.

          This note is one of the Notes referred to in the Agreement. Terms defined in the Agreement are used herein with the same meanings. Reference is made to the Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof and other provisions governing this Note.

                                                  [ISSUER]


                                                  By:
                                                     ---------------------------
                                                  Title:
                                                        ------------------------

                [FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]

                                    GUARANTEE

                                   ,                  and
          -------------------------  ----------------     ---------------------
(each hereinafter referred to as the "Guarantor," which term includes any
successor person under the                      Agreement (the "Agreement")
                           --------------------
referred to in the Note upon which this notation is endorsed), has [conditionally] guaranteed the due and punctual payment of the principal of and any interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders all in accordance with the terms set forth in Article III of the Agreement.

          The obligations of each Guarantor to the Holders of Notes pursuant to the Guarantee and the Agreement are expressly set forth in Article II of the Agreement and reference is hereby made to such Agreement for the precise terms of the Guarantee therein made.

          No stockholder, officer, director or incorporator, as such, past, present or future of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          Subject to certain restrictions in the Agreement, a Guarantor may be released as a guarantor under this Guarantee and the Indenture, without any action required on the part of the Holder of any Note, upon the sale or disposition (by merger or otherwise) of such Guarantor to an entity which is not an Affiliate.

                                                  ------------------------------

                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------

                                                  ------------------------------

                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------

                                                  ------------------------------


                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------

                                                  ------------------------------


                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------

                                                  ------------------------------

                                 ASSIGNMENT FORM

          To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

--------------------------------------------------------------------------------
                  (insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Print or type assignee's name, address and zip code)

and irrevocably appoint                                          agent to
                        ----------------------------------------
transfer this Note on the books of the Issuers. The agent may substitute another to act for him.


Date:                             Your Signature:
       -----------------------                     -----------------------------
                                      (Sign exactly as your name appears on the
                                       other side of this Note)

--------------------------------------------------------------------------------

Signature Guarantee:
                      ------------------------------

                  Exhibit B

                 EXHIBIT B TO HILLSIDE-AMPEX/SHERBORNE AGREEMENT

Reference: Section 2.5 (a)
--------------------------

Ampex Group

     Loan and Security Agreement, dated May 5, 1992, between Ampex Corporation and Foothill Capital Corporation, and Exhibits thereto, Consent and Amendment thereto, dated as of April 1, 1994, Amendment thereto, dated April 22, 1994, and Amendment No. 6 thereto, dated November 15, 1994.

          Loan and Security Agreement, dated as of May 5, 1994, between Ampex Finance Corporation and Congress Financial Corporation.

          Indenture, dated as of April 22, 1994, between Ampex Corporation and State Street Bank and Trust Company, as Trustee.

Sherborne Group

          Indenture, dated as of March 1, 1987, between Lanesborough Corporation and United States Trust Company of New York, as Trustee.

          Credit Agreement, dated as of January 26, 1988, between Sherborne Group Incorporated and Fleet National Bank, as amended by Amendment No. 1, dated as of December 31, 1990, Amendment No. 2, dated as of September 15, 1994, and Amendment No. 3, dated as of November 22, 1994, and Exhibits thereto.

          Credit Agreement, dated as of September 10, 1993, between Buffalo Color Corporation and Fleet National Bank, as amended by Amendment No. 1 thereto, dated as of September 30, 1994, and Exhibits thereto.

Reference: Section 3.1(d)
-------------------------

          The Loan Documents listed above in reference to Section 2.5 (a) are incorporated herein.

Ampex Media

          Amended and Restated Credit Agreement, dated as of July 24, 1992, between Media and The Chase Manhattan Bank, N.A., as Agent, Amendment No. 1 thereto, dated as of March 23, 1993, Amendment No. 2 thereto, dated as of June 22, 1993, Amendment No. 3 thereto, dated as of September 20, 1993, and the respective Exhibits thereto.

          Special Facility Credit Agreement, dated as of September 20, 1993, among Media, The Chase Manhattan Bank, N.A., and the Banks named therein, and the Exhibits thereto.

          Amended and Restated Senior Subordinated Note and Warrant Purchase Agreement, dated as of July 24, 1992, among Media and the Purchasers named in
Schedule I thereto, First Amendment thereto, dated as of March 23, 1993, Second Amendment thereto, dated as of June 22, 1993, Third Amendment thereto, dated as of September 20, 1993, and the respective Exhibits thereto.

Reference: Section 9.4
----------------------

          True copies of each of the foregoing have been furnished or made available to Hillside by the Ampex Group or the Sherborne Group.

                                 FIRST AMENDMENT

                                       TO

                       HILLSIDE-AMPEX/SHERBORNE AGREEMENT
                       ----------------------------------

     This First Amendment, made as of the 30th day of November, 1995, by and among the undersigned parties to the Hillside-Ampex/Sherborne Agreement, dated December 1, 1994 (the "Agreement"), by and among (i) Ampex Corporation and each other member of the Ampex Group (as defined in the Agreement), (ii) Hillside Capital Incorporation (which has subsequently merged into its wholly owned subsidiary Hillside Industries Incorporated, which simultaneously changed its name to Hillside Capital Incorporated) and each other member of the Limited Hillside Group (as defined in the Agreement) and (iii) Sherborne Holdings Incorporated and each other member of the Sherborne Group (as defined in the Agreement),

                              W I T N E S S E T H :
                              - - - - - - - - - -

     THAT WHEREAS, the parties to the Agreement wish to amend Subsection (aq) of
Section 1.1 thereof in certain respects;

     NOW, THEREFORE, in consideration of the foregoing, each entity in the Ampex Group, the Sherborne Group and the Limited Hillside Group hereby agrees as follows:

     1. Subsection (aq) of Section 1.1 of the Agreement is hereby amended in its entirety to read as set forth in Attachment A hereto, effective as of the date of this First Amendment.

     2. The Agreement remains in full force and effect, without modification or amendment (except as set forth in paragraph 1 above).

     IN WITNESS WHEREOF, the parties have executed this First Amendment (which may be executed in separate counterparts with the same effect as if each party had executed the same counterpart) as of the date first set forth above.

                                   AMPEX GROUP
                                   -----------

AMPEX CORPORATION


By: /s/ Craig L. McKibben
    ----------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-935-6144
         Fax No.:  212-754-9591


AMPEX DATA SYSTEMS CORPORATION


By: /s/ Craig L. McKibben
    ----------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-935-6144
         Fax No.:  212-754-9591


AMPEX FINANCE CORPORATION


By: /s/ Craig L. McKibben
   -----------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-935-6144
         Fax No.:  212-754-9591

AMPEX INTERNATIONAL CREDIT CORPORATION


By: /s/ Craig L. McKibben
   -----------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-935-6144
         Fax No.:  212-754-9591


AMPEX INTERNATIONAL SALES CORPORATION


By: /s/ Joel D. Talcott
    ----------------------------------------
         Name:  Joel D. Talcott
         Title:  Vice President
         Telephone No.:  212-935-6144
         Fax No.:  212-754-9591


AMPEX LEASING CORPORATION


By: /s/ Joel D. Talcott
   -----------------------------------------
         Name:  Joel D. Talcott
         Title:  Vice President
         Telephone No.:  212-935-6144
         Fax No.:  212-754-9591

                             LIMITED HILLSIDE GROUP:


                                        HILLSIDE CAPITAL INCORPORATED


                                        By: /s/ John N. Irwin III
                                            ------------------------------------
                                            John N. Irwin III, Managing Director


                                        TEEPAK INTERNATIONAL, INC.
                                        (a Delaware Corporation)


                                        By: /s/ Martin J. Fitzgerald
                                            ------------------------------------
                                            Martin J. Fitzgerald, Vice President


                                        TEEPAK, INC.


                                        By: /s/Martin J. Fitzgerald
                                            ------------------------------------
                                            Martin J. Fitzgerald, Vice President


                                        TEEPAK INVESTMENTS, INC.


                                        By: /s/ Martin J. Fitzgerald
                                            ------------------------------------
                                            Martin J. Fitzgerald, President


                                        TEEPAK INTERNATIONAL II, INC.


                                        By: /s/ Martin J. Fitzgerald
                                            ------------------------------------
                                            Martin J. Fitzgerald, President

                                        TEEPAK ACQUISITION CORPORATION


                                        By: /s/ Martin J. Fitzgerald
                                            ------------------------------------
                                            Martin J. Fitzgerald, Treasurer


                                        TEEPAK PLASTICS, INC.


                                        By: /s/ Martin J. Fitzgerald
                                            ------------------------------------
                                            Martin J. Fitzgerald, Treasurer

                                 SHERBORNE GROUP

NEWHILL PARTNERS, L.P.


By:  Sherborne & Company, Inc., General Partner


By: /s/ Craig L. McKibben
    -------------------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591


SHERBORNE HOLDINGS INCORPORATED


By: /s/ Craig L. McKibben
    -------------------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591


LANESBOROUGH CORPORATION


By: /s/ Craig L. McKibben
    -------------------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591

BUFFALO COLOR CORPORATION


By: /s/ Kenneth W. McCourt
    -------------------------------------------------
         Name:  Kenneth W. McCourt
         Title: President and Chief Executive Officer
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591


BCC INVESTMENTS CO., INC.


By: /s/ Kenneth W. McCourt
    -------------------------------------------------
         Name:  Kenneth W. McCourt
         Title: President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591


319 HOLDINGS INCORPORATED


By: /s/ Craig L. McKibben
    -------------------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591


NH BOND CORP.


By: /s/ Edward J. Bramson
    -------------------------------------------------
         Name:  Edward J. Bramson
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591

XEPMA II INC.


By: /s/ Craig L. McKibben
    -------------------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591


XEPMA III INC.


By: /s/ Craig L. McKibben
    -------------------------------------------------
         Name:  Craig L. McKibben
         Title:  Vice President
         Telephone No.:  212-759-6301
         Fax No.:  212-754-9591

                                                                    Attachment A
                                                                    ------------

     (aq) "Loan Document Limitations" shall mean the terms of, and the covenants contained in, the Loan Documents which would restrict the incurrence of, the seniority of, the assets available for repayment of, or the extent to which an entity could be liable for or prepay, an Obligation; provided, however, that if a member of the Sherborne Group executes (A) any Loan Document relating to any extension or refinancing of any indebtedness existing at the Effective Date of any member of the Sherborne Group, (B) any Loan Document relating to any indebtedness incurred after the Effective Date by any member of the Sherborne Group, or (C) any amendment or modification of a Loan Document which exists at the Effective Date, and such document (described in clauses (A), (B) or (C), above) contains any provision which purports (i) to confer on such indebtedness (or any portion thereof) a right of repayment senior to, require any delay in the payment of, or restrict the amount of, the Obligations or (ii) to secure such indebtedness (or any portion thereof) by a lien on any assets of any member of the Sherborne Group which does not also equally and ratably secure the Obligations, then any such term of or covenant contained in such Loan Document shall not be considered a Loan Document Limitation under this Agreement, shall not be enforceable against any holder of any Obligation as such, shall not restrict the assets available for payment of any Obligation and shall not have any effect on the ability of any member of the Sherborne Group to incur or to be liable for any payment or prepayment of any Obligation. Notwithstanding the foregoing, the items described in following clauses (w), (x), (y) and (z) constitute exceptions to the proviso contained in the first sentence of this Subsection (aq) : (w) up to $40,000,000 aggregate principal amount (plus accrued interest and redemption premium, if any) of SGI's 10% Senior Notes due 2000 (as the same may be amended, supplemented or refinanced, provided that such amendment, supplement or refinancing shall not increase the principal amount of or extend the final maturity date of such Notes) may be secured by a security interest in the outstanding capital stock of Buffalo Color and (x) up to an additional $10 million of indebtedness in the aggregate of one or more members of the Sherborne Group may be secured by liens which do not secure the Obligations and (y) Buffalo Color may incur up to $10 million (less the amount outstanding pursuant to clause (x) above) of indebtedness which, in the event of default, is senior in right of repayment to the Obligations and (z) SGI may incur additional indebtedness up to $8 million secured by liens which do not secure the Obligations so long as such indebtedness is payable to and held by another member of the Sherborne Group.